IDEX SERIES FUND
                    201 Highland Avenue, Largo, FL 33770-2597
                  Customer Service: (888) 233-4339 (toll free)
                         Prospectus dated March 1, 1998
                            as Revised March 4, 1998



This Prospectus is a legal document provided to you, the investor, which sets forth concise information about the IDEX Series Fund (the "Fund") that should be considered carefully before you invest in a Portfolio of the Fund. Additional and more detailed information about each Portfolio is contained in the Statement of Additional Information (the "SAI"), which is incorporated by reference in this Prospectus. You may obtain a copy of the current SAI, dated March 1, 1998, at no charge by calling or writing IDEX. You should retain this Prospectus for future reference.


The investment objective of each Portfolio is set forth on the following pages of this Prospectus. There can be, of course, no assurance that a Portfolio will achieve its investment objective. For further information about the Portfolios, please read The IDEX Series Fund Introduction to the Portfolios; Securities in Which the Portfolios Invest; How the Portfolios Invest; and Additional Risk Factors.

The investment objectives for each of the Flexible Income Portfolio and the Income Plus Portfolio permit these Portfolios to invest a substantial portion of their assets in certain high yield/high risk bonds, commonly referred to as junk bonds. Investing in junk bonds entails certain risks. For a description of the risks associated with investing in junk bonds, please read Securities in Which the Portfolios Invest; and Additional Risk Factors.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make an offer in such state.

                                Table of Contents

The IDEX Series Fund...........................................................1

Introduction to the Portfolios.................................................1

    Summary of Expenses .......................................................1

    Financial Highlights ......................................................1

         Aggressive Growth Portfolio...........................................2

         International Equity Portfolio........................................5

         Capital Appreciation Portfolio........................................8

         Global Portfolio.....................................................11

         Growth Portfolio.....................................................14

         C.A.S.E. Portfolio...................................................17

         Value Equity Portfolio...............................................20

         Strategic Total Return Portfolio ....................................23

         Tactical Asset Allocation Portfolio..................................26

         Balanced Portfolio...................................................29

         Flexible Income Portfolio............................................32

         Income Plus Portfolio................................................35

         Tax-Exempt Portfolio.................................................38

Performance/Total Return......................................................43

Shareholder Information and Instructions .....................................44

Securities in Which the Portfolios Invest ....................................58

How the Portfolios Invest ....................................................63

Additional Risk Factors ......................................................66

Investment Advisory and Other Services .......................................69

Distributor and Distribution and Service Plans ...............................78

Miscellaneous Information ....................................................79

Distributions and Taxes ......................................................81

Brief Explanation of Rating Categories................................Appendix A

Glossary of Investment Terms..........................................Appendix B
                                        i

                                IDEX SERIES FUND

                         INTRODUCTION TO THE PORTFOLIOS

The IDEX Series Fund consists of thirteen Portfolios. Each Portfolio is a separate series of IDEX Series Fund (formerly IDEX II Series Fund), an open-end management investment company offering a selection of separate investment portfolios. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"). All Portfolios of the Fund are diversified except for the Capital Appreciation Portfolio. The Capital Appreciation Portfolio is non-diversified. See How the Portfolios Invest - Diversification. Each Portfolio has its own distinct investment objective and policies, which are summarized in the following sections. The Portfolios are generally listed in order from those with higher to lower risk/reward characteristics. Portfolios with higher risk/reward characteristics may experience greater volatility in net asset value changes and total return. The summaries should be read in conjunction with the sections called: Securities in Which the Portfolios Invest; How the Portfolios Invest; and Additional Risk Factors, which provide more information about the Portfolios' investments, practices and risks. Either Idex Management, Inc. or InterSecurities, Inc. serves as investment adviser to each of the Portfolios. All investments involve risks. For information on specific Portfolio investment risks, see Additional Risk Factors. For detailed information about how to purchase, redeem or exchange shares, see Shareholder Information and Instructions.

Each Portfolio may change its investment objective without shareholder approval. Unless otherwise noted, a Portfolio may also change its investment policies without shareholder approval.

                               Summary of Expenses

Before investing in a Portfolio of the Fund, please read this section carefully to understand the cost of investing. When you buy shares of any of the Portfolios, you will incur certain expenses. The Summary for each Portfolio shows the fees and expenses involved in owning shares of each class of the Portfolios. The section titled Examples shows the fees and expenses you might pay when making a hypothetical $1,000 investment. Class T shares of the Growth Portfolio are not available for sale to new investors.

                              Financial Highlights

Each Financial Highlights table shows the earnings, capital gains or losses, and expenses of a share of each class in a Portfolio. On October 1, 1996, the Fund changed its fiscal year end from September 30 to October 31. The information contained in the tables for each fiscal year through October 31, 1997 has been audited by Price Waterhouse LLP, independent accountants, whose report is incorporated by reference into the SAI. All periods have been audited unless otherwise noted. The SAI is incorporated by reference in this Prospectus. You may obtain it without charge by calling or writing the Fund. Further information about performance of the Portfolios is contained in the Annual Report to shareholders, which you may also obtain without charge by calling or writing to the Fund.

                           Aggressive Growth Portfolio

Objective:  Long-term capital appreciation.

Investment Focus: The Aggressive Growth Portfolio is a diversified, actively managed portfolio primarily composed of equity securities traded on domestic stock exchanges or in the over-the-counter market. These securities include common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights.

Investor Profile: For the investor who aggressively seeks capital growth, and who can tolerate volatility in the value of an investment.

Primary Investment Practices: The Portfolio may engage in leveraging and options and futures transactions, which are considered speculative and which may cause the Portfolio's net asset value to be more volatile than the net asset value of a fund which does not engage in these activities.

Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities. The sub-adviser may pick stocks of developing companies; older companies that appear to be entering a new stage of growth due to management changes or development of new technologies, products or markets; or companies providing products or services with a high unit volume growth rate.

In order to afford the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, the Portfolio may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The amount held by the Portfolio in money market instruments and repurchase agreements may be higher than that maintained by other funds with similar investment objectives. Under those circumstances, investment income may constitute a proportionately larger amount of the return realized by the Portfolio.

Sub-Adviser:   Fred Alger Management, Inc. ("Alger Management")


                           Aggressive Growth Portfolio


e                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                     5.50%       None        None
Redemption Fees (a)                                                                             None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,       None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                 1.00%       1.00%      1.00%
12b-1 Distribution and Service Fees                                                             0.35%       1.00%      0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                           0.50%       0.50%      0.50%
                                                                                                -----       -----      -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                 1.85%       2.50%      2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                         1 Year     3 Years     5 Years    10 Years
-----------                                                                         ------     -------     -------    --------
A                                                                                      $73        $110        $150        $260
B                                                                                      $75        $108        $143        $267
C                                                                                      $24         $75        $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                         1 Year     3 Years     5 Years    10 Years
-----------                                                                         ------     -------     -------    --------
A                                                                                      $73        $110        $150        $260
B                                                                                      $25         $78        $133        $267
C                                                                                      $24         $75        $128        $274
-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were 1.09% for each class of shares. The Total Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.44%, 3.09% and 2.99%, respectively. Although the continuation of the expense reimbursement and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD").

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.


                           Aggressive Growth Portfolio

                              FINANCIAL HIGHLIGHTS


                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD

 Class A
10/31/97               $15.70          $0.05           $3.69          $3.74          --       $(0.67)        $(0.67)       $18.77
10/31/96  (3)          $15.75        $(0.01)         $(0.04)        $(0.05)          --            --             --       $15.70
 9/30/96  (4)          $17.68        $(0.15)         $(0.76)        $(0.91)          --       $(1.02)        $(1.02)       $15.75
 9/30/95               $10.00        $(0.14)           $7.82          $7.68          --            --             --       $17.68

 Class B
10/31/97               $15.58        $(0.02)           $3.69          $3.67          --       $(0.67)        $(0.67)       $18.58
10/31/96  (3)          $15.63        $(0.01)         $(0.04)        $(0.05)          --            --             --       $15.58
 9/30/96  (4)          $17.64        $(0.23)         $(0.76)        $(0.99)          --       $(1.02)        $(1.02)       $15.63

 Class C
10/31/97               $15.60        $(0.01)           $3.69          $3.68          --       $(0.67)        $(0.67)       $18.61
10/31/96  (3)          $15.65        $(0.01)         $(0.04)        $(0.05)          --            --             --       $15.60
 9/30/96  (4)          $17.64        $(0.21)         $(0.76)        $(0.97)          --       $(1.02)        $(1.02)       $15.65
 9/30/95               $10.00        $(0.18)           $7.82          $7.64          --            --             --       $17.64






                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
  Class A
 10/31/97            24.71%     $31,260       1.85%    1.85%      2.44%        (1.07)%         120.96%         $0.0707
 10/31/96  (3)      (0.32)%     $21,938       1.85%    1.85%      2.62%        (1.06)%           9.40%         $0.0662
  9/30/96           (4.91)%     $22,078       1.85%    1.85%      2.60%        (1.15)%         127.49%         $0.0715
  9/30/95            76.80%     $16,747       2.85%    2.85%      3.35%        (2.39)%          88.28%              --

  Class B
 10/31/97            24.47%      $4,880       2.50%    2.50%      3.09%        (1.71)%         120.96%         $0.0707
 10/31/96  (3)      (0.32)%      $1,992       2.50%    2.50%      3.27%        (1.71)%           9.40%         $0.0662
  9/30/96           (5.33)%      $1,800       2.50%    2.50%      3.25%        (1.80)%         127.49%         $0.0715

  Class C
 10/31/97            24.50%      $3,468       2.40%    2.40%      2.99%        (1.62)%         120.96%         $0.0707
 10/31/96  (3)      (0.32)%      $2,129       2.40%    2.40%      3.17%        (1.62)%           9.40%         $0.0662
  9/30/96           (5.22)%      $2,250       2.40%    2.40%      3.15%        (1.70)%         127.49%         $0.0715
  9/30/95            76.40%      $1,736       3.40%    3.40%      3.91%        (2.94)%          88.28%               --

                  See Notes to Financial Highlights on Page 41

                         International Equity Portfolio

Objective:  Long-term growth of capital.

Investment Focus: The International Equity Portfolio invests primarily in the common stock and other equity securities of foreign issuers traded on overseas exchanges and in foreign over-the-counter markets.

Investor Profile: For the investor who seeks long-term growth of capital through investments in foreign securities. The investor should also be able to tolerate the significant risk factors associated with foreign investing.

Primary Investment Practices: The Portfolio invests primarily in common stock and other equity securities, including preferred stocks, convertible securities, warrants or rights. The Portfolio may also invest in fixed-income instruments when its sub-advisers deem appropriate.

Daily cash inflows attributable to shares purchased by investors will be divided equally each day between its sub-advisers, and each portion will thereafter be managed separately by each sub-adviser.

Under normal circumstances, with respect to 65% of the Portfolio's assets, the Portfolio will seek to be invested in a minimum of 50 stocks of issuers from approximately 15-25 countries. The Portfolio will not be invested in issuers of fewer than twelve countries other than the U.S. at any time. Typically, the Portfolio will be invested broadly, not only in the larger stock markets of the United Kingdom, Continental Europe, Japan and the Far East, but also, to a lesser extent, in the smaller stock markets of Asia, Europe and Latin America.

At any time, overseas economies may not be moving in the same direction and will be subject to substantially different fiscal and monetary policies. These provide situations the Portfolio will aim to exploit. The Portfolio will aim to add value through active asset allocation among international equity markets.

In selecting investments on behalf of the Portfolio, its sub-adviser GE Investment Management Incorporated seeks companies that are expected to grow faster than relevant markets and whose securities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings and price-to-cash earnings ratios, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth, and high quality management.

In selecting investments on behalf of the Portfolio, its sub-adviser, Scottish Equitable Investment Management Limited, seeks initially to identify countries where economic growth conditions are favorable (through analysis of gross domestic product growth rates, inflation, interest rates and other economic factors), and where stock market valuations generally do not fully reflect growth potential. Scottish Equitable then seeks to identify within each of the individual markets, companies whose earnings are undervalued (that is, where future earnings potential is not reflected in the present share price). Scottish Equitable will utilize measures of value appropriate to local market conditions, which may include low price earnings ratios, low price to book value, low price to cash flow ratios, as well as considering such factors as industry position and management quality.

Under normal circumstances, the Portfolio will seek to invest as described above, but may for cash management purposes and to meet operating expenses, invest a portion of its total assets in cash and/or money market instruments as described under How the Portfolios Invest, pending investment in accordance with its investment objective and policies. During periods when a sub-adviser believes there are unstable market, economic, political or currency conditions abroad, the Portfolio may assume a temporary defensive posture and (i) restrict the securities markets in which its assets will be invested and/or invest all or a significant portion of its assets in cash and/or money market instruments issued by companies incorporated in and/or having their principal activities in the United States, or (ii) without limitation, hold cash and/or invest in such money market instruments.

Sub-Advisers: Scottish Equitable Investment Management Limited and GE Investment Management Incorporated ("Scottish Equitable" and "GEIM")




                         International Equity Portfolio


                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                     5.50%       None        None
Redemption Fees (a)                                                                              None       None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None       5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                 1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                             0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers)(c)                            0.75%       0.75%       0.75%
Total Operating Expenses (net of expense reimbursements and/or fee waivers)(c)                  -----       -----       -----
                                                                                                2.10%       2.75%       2.65%
Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years      5 Years    10 Years
-----------                                                                          ------     -------      -------    --------
A                                                                                       $75        $117         $162        $285
B                                                                                       $78        $115         $155        $292
C                                                                                       $27         $82         $141        $298
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years      5 Years    10 Years
-----------                                                                          ------     -------      -------    --------
A                                                                                       $75        $117         $162        $285
B                                                                                       $28         $85         $145        $292
C                                                                                       $27         $82         $141        $298

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The percentages reflect an increase in the total annual operating expense limitation from 1.35% to 1.75%, effective March 1, 1998. The Other Expenses net of reimbursement/waiver were 7.58% for each class of shares. The Total Operating Expenses net of reimbursement/waiver for Class A, Class B and Class C shares were 8.93%, 9.58% and 9.48%, respectively. Although the continuation of the expense reimbursement and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.


The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                         International Equity Portfolio

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
 Class A
10/31/97               $10.00        $0.07           $0.50          $0.57          --           --             --         $10.57
 Class B
10/31/97               $10.00        $0.02           $0.50          $0.52          --           --             --         $10.52
 Class C
10/31/97               $10.00        $0.03           $0.50          $0.53          --           --             --         $10.53



                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97            5.70%       $3,076        1.70%    1.70%      8.93%          0.19%         21.85%          $0.0209
 Class B
10/31/97            5.20%         $589        2.35%    2.35%      9.58%        (0.45)%         21.85%          $0.0209
 Class C
10/31/97            5.30%         $399        2.25%    2.25%      9.48%        (0.35)%         21.85%          $0.0209


                  See Notes to Financial Highlights on Page 41

                         Capital Appreciation Portfolio

Objective:  Long-term growth of capital.

Investment Focus: The Capital Appreciation Portfolio is a nondiversified Portfolio that pursues its objective by normally investing at least 50% of its assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the MidCap Index. Companies whose capitalization falls outside this range after the Portfolio's initial purchase continue to be considered medium-sized companies for purposes of this policy. As of December 31, 1997, the MidCap Index included companies with capitalizations between $213 million and $13.7 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Portfolio may also invest in smaller or larger issuers.

Investor Profile: For the investor who wants capital growth, and who can tolerate the greater risks associated with common stock investments.

Primary Investment Practices: The Portfolio invests in industries and stocks of companies the sub-adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The sub-adviser searches especially for stocks with earnings growth potential that may not be recognized by the market. Some fund holdings may create incidental income.

Medium-sized companies may suffer more significant losses as well as realize more substantial growth than larger issuers. Investments in such companies tend to be more volatile than investments in larger companies, and are somewhat speculative.

Sub-Adviser:  Janus Capital Corporation ("Janus Capital")


                         Capital Appreciation Portfolio


                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                     5.50%       None        None
Redemption Fees (a)                                                                             None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,       None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                 1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                             0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                           0.50%       0.50%       0.50%
                                                                                                -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                 1.85%       2.50%       2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $75        $108        $143        $267
C                                                                                       $24         $75        $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $25         $78        $133        $267
C                                                                                       $24         $75        $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were 1.31% for each class of shares. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.66%, 3.31% and 3.21%, respectively. Although the continuation of the expense reimbursement and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.


                         Capital Appreciation Portfolio

                              FINANCIAL HIGHLIGHTS


                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97               $15.49          $0.04           $0.58          $0.62           --      $(0.21)        $(0.21)       $15.90
10/31/96   (3)         $15.75        $(0.02)         $(0.24)        $(0.26)           --           --             --       $15.49
9/30/96    (4)         $13.54        $(0.02)           $3.12          $3.10      $(0.07)      $(0.82)        $(0.89)       $15.75
9/30/95                $10.00        $(0.03)           $3.57          $3.54           --           --             --       $13.54

Class B
10/31/97               $15.42        $(0.05)           $0.58          $0.53           --      $(0.21)        $(0.21)       $15.74
10/31/96   (3)         $15.69        $(0.03)         $(0.24)        $(0.27)           --           --             --       $15.42
9/30/96                $13.49        $(0.10)           $3.12          $3.02           --      $(0.82)        $(0.82)       $15.69

Class C
10/31/97               $15.43        $(0.03)           $0.58          $0.55           --      $(0.21)        $(0.21)       $15.77
10/31/96   (3)         $15.70        $(0.03)         $(0.24)        $(0.27)           --           --             --       $15.43
9/30/96    (4)         $13.49        $(0.08)           $3.12          $3.04      $(0.01)      $(0.82)        $(0.83)       $15.70
9/30/95                $10.00        $(0.08)           $3.57          $3.49           --           --             --       $13.49





                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
Class A
10/31/97              4.09%     $20,605       1.85%    1.85%      2.66%        (1.27)%         130.48%         $0.0447
10/31/96   (3)      (1.59)%     $19,350       1.85%    1.85%      2.48%        (1.41)%          10.11%         $0.0340
9/30/96              24.35%     $18,713       1.85%    1.85%      2.72%        (0.35)%         160.72%         $0.0369
9/30/95              35.40%      $6,241       2.90%    2.85%      4.17%          0.75%         262.97%              --

Class B
10/31/97              3.56%      $2,866       2.50%    2.50%      3.31%        (1.92)%         130.48%         $0.0447
10/31/96   (3)      (1.66)%      $2,132       2.50%    2.50%      3.13%        (2.06)%          10.11%         $0.0340
9/30/96              23.63%      $2,022       2.50%    2.50%      3.37%        (1.00)%         160.72%         $0.0369

Class C
10/31/97              3.64%      $1,751       2.40%    2.40%      3.21%        (1.82)%         130.48%         $0.0447
10/31/96   (3)      (1.66)%      $2,243       2.40%    2.40%      3.03%        (1.96)%          10.11%         $0.0340
9/30/96              23.81%      $2,369       2.40%    2.40%      3.27%        (0.90)%         160.72%         $0.0369
9/30/95              34.90%      $2,565       3.45%    3.40%      4.72%          0.20%         262.97%              --


                  See Notes to Financial Highlights on Page 41
                                        10


                                Global Portfolio

Objective: Long-term growth of capital in a manner consistent with preservation of capital primarily through investing in common stocks of foreign and domestic issuers.

Investment Focus: The Global Portfolio invests primarily in common stocks of foreign and domestic issuers. It also invests in securities issued by foreign or domestic governments, government agencies, and other government entities.

Investor Profile: For the investor who wants capital growth without being limited to investments in U.S. securities. The investor should also be able to tolerate the significant risk factors associated with foreign investing.

Primary Investment Practices: The Portfolio's assets are normally invested in securities of issuers from at least five different countries, including the United States. Under unusual market circumstances, the Portfolio may, however, invest its assets in as few as three countries, or for temporary defensive purposes, in a single country.

The Portfolio seeks to invest substantially all of its assets in common stocks of companies that the sub-adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. These stocks are selected solely for their capital growth potential; investment income is not a consideration.

In evaluating foreign investments, the manager looks for: prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships.

Sub-Adviser:  Janus Capital


                                Global Portfolio


                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                     5.50%       None        None
Redemption Fees (a)                                                                             None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,       None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                 1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                             0.35%       1.00%       0.90%
Other Expenses (c)                                                                              0.56%       0.56%       0.56%
                                                                                                -----       -----       -----
Total Operating Expenses (c)                                                                    1.91%       2.56%       2.46%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $112        $152        $266
B                                                                                       $76        $110        $146        $273
C                                                                                       $25         $77        $131        $280
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $112        $152        $266
B                                                                                       $26         $80        $136        $273
C                                                                                       $25         $77        $131        $280

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.


                                Global Portfolio

                              FINANCIAL HIGHLIGHTS


                                             INVESTMENT OPERATIONS (2)
                                                  NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97               $21.39          $0.07         $4.38            $4.45        --         $(2.10)        $(2.10)      $23.74
10/31/96   (3)         $21.40        $(0.02)         $0.01          $(0.01)        --              --             --      $21.39
9/30/96                $17.73        $(0.09)         $4.38            $4.29        --         $(0.62)        $(0.62)      $21.40
9/30/95                $15.93        $(0.06)         $2.42            $2.36        --         $(0.56)        $(0.56)      $17.73
9/30/94                $13.35        $(0.04)         $2.62            $2.58        --              --             --      $15.93
9/30/93                $10.00        $(0.04)         $3.39            $3.35        --              --             --      $13.35

Class B
10/31/97               $21.13        $(0.03)         $4.38            $4.35        --         $(2.10)        ($2.10)      $23.38
10/31/96   (3)         $21.14        $(0.02)         $0.01          $(0.01)        --              --             --      $21.13
9/30/96                $17.57        $(0.19)         $4.38            $4.19        --         $(0.62)        $(0.62)      $21.14

 Class C
10/31/97               $21.03        $(0.01)         $4.38            $4.37        --         $(2.10)        $(2.10)      $23.30
10/31/96   (3)         $21.04        $(0.02)         $0.01          $(0.01)        --              --             --      $21.03
 9/30/96               $17.46        $(0.18)         $4.38            $4.20        --         $(0.62)        $(0.62)      $21.04
 9/30/95               $15.74        $(0.14)         $2.42            $2.28        --         $(0.56)        $(0.56)      $17.46
 9/30/94               $13.35        $(0.23)         $2.62            $2.39        --              --             --      $15.74




                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
Class A
10/31/97             22.72%     $218,681      1.91%    1.91%         --        (0.05)%          91.02%         $0.0457
10/31/96   (3)      (0.05)%     $135,837      2.08%    2.07%         --        (1.15)%           2.59%         $0.0520
9/30/96              25.04%     $131,347      2.09%    2.06%         --        (0.67)%          97.94%         $0.0489
9/30/95              15.47%      $89,397      2.10%    1.97%         --        (0.43)%         161.48%              --
9/30/94              19.33%      $81,241      2.14%       --         --        (0.55)%         148.01%              --
9/30/93              33.52%      $17,430      2.84%       --      3.65%        (0.87)%         116.98%              --

Class B
10/31/97             22.53%      $43,951      2.56%    2.56%         --        (1.15)%          91.02%         $0.0457
10/31/96   (3)      (0.05)%       $5,966      2.73%    2.72%         --        (1.80)%           2.59%         $0.0520
9/30/96              24.70%       $5,000      2.74%    2.71%         --        (1.32)%          97.94%         $0.0489

 Class C
10/31/97             22.72%      $27,210      2.46%    2.46%         --        (1.05)%          91.02%         $0.0457
10/31/96   (3)      (0.05)%       $8,624      2.63%    2.62%         --        (1.70)%           2.59%         $0.0520
 9/30/96             24.91%       $8,081      2.64%    2.61%         --        (1.22)%          97.94%         $0.0489
 9/30/95             15.14%       $3,567      2.65%    2.52%         --        (0.98)%         161.48%              --
 9/30/94             17.90%       $3,571      4.04%       --         --        (2.46)%         148.01%              --


                  See Notes to Financial Highlights on Page 41

                                Growth Portfolio

Objective:  Growth of capital.

Investment Focus: The Growth Portfolio invests primarily in common stocks listed on a national securities exchange or on NASDAQ, which the Portfolio's sub-adviser believes have a good potential for capital growth. Investment analysis focuses on stocks with earnings growth potential that may not be recognized by the market. These securities are selected solely for their growth potential; investment income is not a consideration.

Investor Profile: For the investor who wants capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.

Primary Investment Practices: The Portfolio seeks to invest substantially all of its assets in common stocks when its sub-adviser believes that the relevant market environment favors such investing. Common stock investments are selected from industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

Sub-Adviser:  Janus Capital


                                Growth Portfolio
                                SUMMARY OF EXPENSES                                                  CLASS OF SHARES
                                                                                            A           B         C          T
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)               5.50%         None      None     8.50%
Redemption Fees (a)                                                                        None         None      None      None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,  None        5.00%      None      None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                           1.00%        1.00%     1.00%     1.00%
12b-1 Distribution and Service Fees                                                       0.35%        1.00%     0.90%        --
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                     0.26%        0.26%     0.26%     0.26%
                                                                                          -----        -----     -----     -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)           1.61%        2.26%     2.16%     1.26%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $70        $103        $138        $236
B                                                                                       $73        $101        $131        $243
C                                                                                       $22         $68        $116        $249
T                                                                                       $97        $122        $148        $224
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $70        $103        $138        $236
B                                                                                       $23         $71        $121        $243
C                                                                                       $22         $68        $116        $249
T                                                                                       $97        $122        $148        $224
-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A or Class T shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.


                                Growth Portfolio
                              FINANCIAL HIGHLIGHTS

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
 Class A
10/31/97               $21.97        $(0.02)           $3.56          $3.54            --     $(0.47)        $(0.47)      $25.04
10/31/96       (3)     $22.21             --         $(0.24)        $(0.24)            --          --             --      $21.97
 9/30/96               $22.84        $(0.11)           $4.66          $4.55            --     $(5.18)        $(5.18)      $22.21
 9/30/95               $16.78        $(0.05)           $6.18          $6.13            --     $(0.07)        $(0.07)      $22.84
 9/30/94  (4) (10)     $18.46          $0.01         $(1.22)        $(1.21)            --     $(0.47)        $(0.47)      $16.78
 9/30/93      (11)     $16.46          $0.04           $2.42          $2.46       $(0.07)     $(0.39)        $(0.46)      $18.46
 9/30/92               $16.22          $0.08           $0.88          $0.96       $(0.07)     $(0.65)        $(0.72)      $16.46
 9/30/91      (10)     $13.77          $0.14           $5.32          $5.46       $(0.17)     $(2.84)        $(3.01)      $16.22
 9/30/90               $17.52          $0.12         $(2.21)        $(2.09)       $(0.09)     $(1.57)        $(1.66)      $13.77
 9/30/89               $11.48          $0.09           $6.18          $6.27       $(0.23)          --        $(0.23)      $17.52
 9/30/88               $14.08          $0.25         $(1.59)        $(1.34)       $(0.16)     $(1.10)        $(1.26)      $11.48
 Class B
10/31/97               $21.60        $(0.14)           $3.56          $3.42            --     $(0.47)        $(0.47)      $24.55
10/31/96       (3)     $21.85        $(0.01)         $(0.24)        $(0.25)            --          --             --      $21.60
 9/30/96               $22.64        $(0.27)           $4.66          $4.39            --     $(5.18)        $(5.18)      $21.85

 Class C
10/31/97               $21.65        $(0.12)           $3.56          $3.44            --     $(0.47)        $(0.47)      $24.62
10/31/96       (3)     $21.91        $(0.02)         $(0.24)        $(0.26)            --          --             --      $21.65
 9/30/96               $22.64        $(0.21)           $4.66          $4.45            --     $(5.18)        $(5.18)      $21.91
 9/30/95               $16.68        $(0.15)           $6.18          $6.03            --     $(0.07)        $(0.07)      $22.64
 9/30/94       (4)     $18.46        $(0.09)         $(1.22)        $(1.31)            --     $(0.47)        $(0.47)      $16.68

 Class T      (12)
10/31/97               $22.17          $0.05           $3.56          $3.61            --     $(0.47)        $(0.47)      $25.31
10/31/96       (3)     $22.41             --         $(0.24)        $(0.24)            --          --             --      $22.17
 9/30/96      (13)     $22.23             --           $0.18          $0.18            --          --             --      $22.41



                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97             16.40%    $614,544      1.61%    1.61%      --              0.10%         91.52%         $0.0443
10/31/96    (3)     (1.09)%    $565,032      1.68%    1.68%      --            (0.13)%          9.40%         $0.0360
 9/30/96             22.41%    $567,564      1.83%    1.82%      --            (0.22)%         57.80%         $0.0385
 9/30/95             36.70%    $485,935      1.86%    1.84%      --            (0.26)%        123.26%              --
 9/30/94   (10)     (6.72)%    $431,207      1.76%       --      --              0.04%         63.73%              --
 9/30/93            15.13 %    $548,564      1.61%       --      --              0.29%         97.40%              --
 9/30/92              6.10%    $403,361      1.61%       --      --              0.69%         56.21%              --
 9/30/91   (10)      48.00%    $126,436      1.48%       --      --              0.88%        102.16%              --
 9/30/90           (12.50)%     $74,594      1.35%       --      --              0.75%        127.79%              --
 9/30/89             55.70%     $89,494      1.41%       --      --              0.67%         98.88%              --
 9/30/88            (8.00)%     $65,463      1.47%       --      --              2.45%        133.28%              --
 Class B
10/31/97             16.11%     $13,046      2.26%    2.26%      --            (0.75)%         91.52%         $0.0443
10/31/96    (3)     (1.14)%      $5,242      2.32%    2.32%      --            (0.78)%          9.40%         $0.0360
 9/30/96             21.87%      $4,536      2.46%    2.45%      --            (0.86)%         57.80%         $0.0385

 Class C
10/31/97             16.19%      $14,295     2.16%    2.16%      --            (0.65)%          91.52%        $0.0443
10/31/96    (3)     (1.19)%      $11,016     2.23%    2.23%      --            (0.68)%           9.40%        $0.0360
 9/30/96             22.15%      $11,167     2.34%    2.33%      --            (0.77)%          57.80%        $0.0385
 9/30/95             36.32%       $5,593     2.41%    2.38%      --            (0.81)%         123.26%             --
 9/30/94            (7.72)%       $3,423     3.48%       --      --            (1.68)%          63.73%             --

 Class T   (12)
10/31/97             16.54%     $603,129     1.26%    1.26%      --              0.25%          91.52%        $0.0443
10/31/96    (3)     (1.03)%     $573,884     1.33%    1.33%      --            (0.20)%           9.40%        $0.0360
 9/30/96   (13)       0.81%     $585,505     1.18%    1.17%      --              0.36%          57.80%        $0.0385

                  See Notes to Financial Highlights on Page 41

                               C.A.S.E. Portfolio

Objective: Annual growth of capital through investment in companies whose management, financial resources and fundamentals appear attractive on a scale measured against each company's present value.

Investment Focus: The C.A.S.E. Portfolio's assets are normally invested in companies whose securities are traded on a national exchange or in the domestic over-the-counter markets. Companies are selected based on their perceived qualitative and quantitative fundamental strengths, on a market relative basis against other companies in the same industry, sector and against the broad market.

Investor Profile: For investors who seek growth in excess of the Standard & Poor's 500 Stock Index ("S&P 500") on a quarterly basis, in good markets as well as bad markets, but want a diversified portfolio that seeks to have investments in companies that have below market risk characteristics. The investor should be comfortable with the price fluctuations of a stock portfolio.

Primary Investment Practices: Employing the sub-adviser's proprietary forms of market comparative and stock specific research, companies are selected after evaluating the present nature of the economic cycle and after the sub-adviser identifies what it believes to be attractive sectors, industries and company specific circumstances. The Portfolio normally invests in common, preferred and convertible stocks of firms that the sub-adviser believes exhibit below market risk characteristics supported by below market multiples on a leading, lagging and ten-year basis, and are perceived to have above average fundamentals including return on equity, price to earnings ratio and other balance sheet components to obtain long-term capital growth. The sub-adviser applies its proprietary forms of research to such companies which it believes exhibit superior products, above average growth rates along with sound management and financials. Each company selected in the Portfolio is monitored against more than two dozen disciplines, on a market and comparative basis, including insider's activity, market style leadership, earnings surprise, analyst's change in earnings projection, return on equity, five-year earnings per share growth, price earnings ratio, price-to-book, price to cash flow, institutional activity and holdings, stock price changes, price to 200 day moving average, price to historical rising inflation, price to declining U.S. dollar and earnings projected change. The sub-adviser believes that above average performance is as much a condition of eliminating bad situations as it is discovering good ones. Securities are sold when companies appear overvalued or lose the fundamentals necessary for future confidence as determined by the sub-adviser of the Portfolio. For temporary defensive purposes, the Portfolio may elect to invest 20% or more of its investable assets in money market instruments, repurchase agreements and cash equivalents.

Sub-Adviser:  C.A.S.E. Management, Inc. ("C.A.S.E.")


                               C.A.S.E. Portfolio



                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                     5.50%       None        None
Redemption Fees (a)                                                                             None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,       None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                 1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                             0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                           0.50%       0.50%       0.50%
                                                                                                -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                 1.85%       2.50%       2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $75        $108        $143        $267
C                                                                                       $24         $75        $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $25         $78        $133        $267
C                                                                                       $24         $75        $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were 3.27% for each class of shares. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 4.62%, 5.27% and 5.17%, respectively. Although the continuation of the expense reimbursement and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.


                               C.A.S.E. Portfolio

                              FINANCIAL HIGHLIGHTS



                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
 Class A
10/31/97   (4)         $10.56        $(0.01)           $2.86        $2.85          $(0.51)    --             $(0.51)      $12.90
10/31/96   (3)         $10.46        $(0.07)           $0.17        $0.10               --    --                  --      $10.56
 9/30/96               $10.00          $0.61         $(0.15)        $0.46               --    --                  --      $10.46

 Class B
10/31/97   (4)         $10.51        $(0.07)           $2.86        $2.79          $(0.45)    --             $(0.45)      $12.85
10/31/96   (3)         $10.41        $(0.07)           $0.17        $0.10               --    --                  --      $10.51
 9/30/96               $10.00          $0.56         $(0.15)        $0.41               --    --                  --      $10.41

 Class C
10/31/97   (4)         $10.52        $(0.06)           $2.86        $2.80          $(0.46)    --             $(0.46)      $12.86
10/31/96   (3)         $10.42        $(0.07)           $0.17        $0.10               --    --                  --      $10.52
 9/30/96               $10.00          $0.57         $(0.15)        $0.42               --    --                  --      $10.42






                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97           28.31%      $3,920        1.85%    1.85%      4.62%        (0.34)%          183.06%         $0.0604
10/31/96   (3)      0.96%      $1,675        1.85%    1.84%      6.79%          0.27%           20.69%         $0.0603
 9/30/96            4.60%      $1,455        2.85%    2.85%      5.89%         10.00%          654.49%         $0.0396

 Class B
10/31/97           27.62%      $2,436        2.50%    2.50%      5.27%        (0.99)%          183.06%         $0.0604
10/31/96   (3)      0.96%      $1,159        2.50%    2.49%      7.44%          0.38%           20.69%         $0.0603
 9/30/96            4.10%      $1,100        3.50%    3.50%      6.54%          9.35%          654.49%         $0.0396

 Class C
10/31/97           27.73%      $2,028        2.40%    2.40%      5.17%        (0.89)%          183.06%         $0.0604
10/31/96   (3)      0.96%        $687        2.40%    2.39%      7.34%          0.28%           20.69%         $0.0603
 9/30/96            4.20%        $613        3.40%    3.40%      6.44%          9.45%          654.49%         $0.0396





                  See Notes to Financial Highlights on Page 41


                             Value Equity Portfolio

Objective:  Maximum consistent total return with minimum risk to principal.

Investment Focus: The Value Equity Portfolio invests primarily in common stocks with above-average statistical value which the sub-adviser believes are in fundamentally attractive industries and are undervalued at the time of purchase.

Investor Profile: For the investor who seeks both capital preservation and long-term capital appreciation.

Primary Investment Practices: The Portfolio seeks to achieve its investment objective by investing its assets in common stocks with above-average statistical value which the sub-adviser believes are in fundamentally attractive industries and are undervalued at the time of purchase. The sub-adviser will seek to identify stocks of above-average statistical value by using statistical measures to screen for below-average price-to-earnings and price-to-book ratios, above-average dividend yields and strong financial stability.

The sub-adviser will begin the process of evaluating potential investments by screening a universe of 1,100 companies, primarily of medium to large capitalization. For these purposes, the sub-adviser considers medium capitalization stocks to be stocks issued by companies with market capitalization of between $500 million and $3 billion, and large capitalization stocks to be those stocks issued by companies with market capitalization in excess of $3 billion. Investments in companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets.


The process used by the sub-adviser to identify promising under-valued companies within this universe of companies may be different from those of other value-oriented investment managers in the following ways: the use of earnings averaged over both strong and weak periods to value cyclical companies, a focus on quality of earnings, investment in relative value, and concentration in industries/sectors having strong long-term fundamentals.

As a part of this multi-disciplined approach to capturing value, the sub-adviser first seeks to identify market sectors early in their cycle of fundamental improvement, investor recognition and market exploitation. Industry fundamentals used in this decision making process are business trend analysis (to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply), direction of inflation and interest rates, and expansion/contraction of business cycles. The sub-adviser utilizes in-house capabilities, in addition to independent resources, for economic, industry and securities research.

Following this initial phase, approximately 200 companies that the sub-adviser believes have above-average statistical value and are in a sector identified as having positive fundamentals on a long-term basis, will be actively followed. The Portfolio's investments will generally be selected from among these 200 actively followed companies. Company visits and interviews with management augment fundamental research in seeking to identify the potential value in these investments. The Portfolio will focus on those industries with positive fundamentals and likewise will seek to minimize risk by avoiding industries with deteriorating long-term fundamentals. No more than 10% of the Portfolio's assets may be invested in fixed-income securities considered to be non-investment grade, commonly known as "junk bonds."

Sub-Adviser:  NWQ Investment Management Company, Inc. ("NWQ")


                             Value Equity Portfolio



                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                    5.50%        None        None
Redemption Fees (a)                                                                             None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,       None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                1.00%        1.00%       1.00%
12b-1 Distribution and Service Fees                                                            0.35%        1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                          0.15%        0.15%       0.15%
                                                                                               -----        -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                1.50%        2.15%       2.05%

Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $69        $100        $132        $224
B                                                                                       $72         $97        $125        $232
C                                                                                       $21         $64        $110        $238
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $69        $100        $132        $224
B                                                                                       $22         $67        $115        $232
C                                                                                       $21         $64        $110        $238

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) The Value  Equity  Portfolio  commenced  operations  on  February  3,  1997, therefore the percentages set forth as "Other Expenses" and "Total Operating Expenses" are annualized. See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were 2.70% for each class of shares. The Total Operating Expenses before reimbursement waiver for Class A, Class B and Class C shares were 4.05%, 4.70% and 4.60%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.


The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.


                             Value Equity Portfolio

                              FINANCIAL HIGHLIGHTS



                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
 Class A
10/31/97               $10.00          $0.02         $1.69           $1.71         --         --             --           $11.71
 Class B
10/31/97               $10.00        $(0.02)         $1.69           $1.67         --         --             --           $11.67
 Class C
10/31/97               $10.00        $(0.02)         $1.69           $1.67         --         --             --           $11.67




                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97           17.14%       $5,305        1.50%    1.50%      4.05%          0.38%          6.40%         $0.0673
 Class B
10/31/97           16.65%       $2,850        2.15%    2.15%      4.70%        (0.28)%          6.40%         $0.0673
 Class C
10/31/97           16.73%       $1,670        2.05%    2.05%      4.60%        (0.18)%          6.40%         $0.0673





                  See Notes to Financial Highlights on Page 41


                        Strategic Total Return Portfolio

Objective: Current income, long-term growth of income and capital appreciation.

Investment Focus: The Strategic Total Return Portfolio seeks to invest primarily in a blend of equity and fixed-income securities, including common stocks, income-producing securities convertible into common stock and fixed-income securities. The Portfolio will primarily invest in equity and debt securities of companies with established operating histories and strong fundamental characteristics.

Investor Profile: For the investor who seeks capital appreciation and income growth through a strategic blend of stocks and bonds. The investor should desire a fundamentally-oriented investment approach which emphasizes risk management.

Primary Investment Practices: The Portfolio seeks to invest its assets primarily in income producing common or preferred stock, convertible debt obligations and other income producing securities. The sub-adviser typically seeks companies which exhibit strong fundamental characteristics and considers fundamental factors such as balance sheet quality, cash flow generation, earnings and dividend growth record and outlook, and profitability levels. The sub-adviser intends to consider these and other fundamental characteristics in determining attractive investment opportunities in equity and fixed-income investment securities. However, the sub-adviser may select securities based on other factors. For example, some securities may be purchased at an apparent discount to their appropriate value, anticipating that they will increase to that value over time. The Portfolio seeks to achieve an income yield in excess of the average dividend income yield of the stocks in the S&P 500 primarily by utilizing both equity and fixed-income securities. It is anticipated that approximately 25% of the Portfolio's assets will be invested in fixed-income securities, some of which may be convertible into common stocks. No more than 10% of the Portfolio's assets may be invested in fixed-income securities considered to be non-investment grade. The Portfolio does not intend to invest more than 20% of its assets in equities which do not pay a dividend.


The sub-adviser expects that the majority of the Portfolio's equity securities will be listed on a national securities exchange or traded on NASDAQ or in the U.S. over-the-counter market.

Sub-Adviser:  Luther King Capital Management Corporation ("Luther King")


                        Strategic Total Return Portfolio



                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      5.50%       None        None
Redemption Fees (a)                                                                              None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                            0.50%       0.50%       0.50%
                                                                                                 -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                  1.85%       2.50%       2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73       $110         $150        $260
B                                                                                       $75       $108         $143        $267
C                                                                                       $24        $75         $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year    3 Years      5 Years    10 Years
-----------                                                                          ------    -------      -------    --------
A                                                                                       $73       $110         $150        $260
B                                                                                       $25        $78         $133        $267
C                                                                                       $24        $75         $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were .93% for each class of shares. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.28%, 2.93% and 2.83%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.


                        Strategic Total Return Portfolio


                              FINANCIAL HIGHLIGHTS

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
 Class A
10/31/97               $13.43        $0.20            $2.79          $2.99       $(0.19)     $(0.32)        $(0.51)       $15.91
10/31/96    (3)        $13.27        $0.01            $0.15          $0.16            --          --             --       $13.43
 9/30/96               $11.74        $0.20            $1.65          $1.85       $(0.17)     $(0.15)        $(0.32)       $13.27
 9/30/95               $10.00        $0.09            $1.75          $1.84       $(0.10)          --        $(0.10)       $11.74

 Class B
10/31/97               $13.42        $0.10            $2.79          $2.89       $(0.10)     $(0.32)        $(0.42)       $15.89
10/31/96    (3)        $13.27           --            $0.15          $0.15            --          --             --       $13.42
 9/30/96               $11.73        $0.13            $1.65          $1.78       $(0.09)     $(0.15)        $(0.24)       $13.27

 Class C
10/31/97               $13.42        $0.12            $2.79          $2.91       $(0.11)     $(0.32)        $(0.43)       $15.90
10/31/96    (3)        $13.27           --            $0.15          $0.15            --          --             --       $13.42
 9/30/96               $11.73        $0.15            $1.65          $1.80       $(0.11)     $(0.15)        $(0.26)       $13.27
 9/30/95               $10.00        $0.03            $1.75          $1.78       $(0.05)          --        $(0.05)       $11.73




                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97           22.80%       $21,629       1.85%     1.85%      2.28%       1.41%            51.44%         $0.0607
10/31/96    (3)     1.20%       $11,744       1.85%     1.82%      2.76%       1.47%             5.50%         $0.0591
 9/30/96           16.00%       $11,314       1.85%     1.79%      2.79%       1.67%            40.58%         $0.0622
 9/30/95           18.43%        $5,167       2.99%     2.85%      4.57%       0.85%            34.67%              --

 Class B
10/31/97           22.03%        $4,698       2.50%     2.50%      2.93%       0.76%            51.44%         $0.0607
10/31/96    (3)     1.13%        $1,684       2.50%     2.47%      3.40%       0.82%             5.50%         $0.0591
 9/30/96           15.38%        $1,537       2.50%     2.44%      3.44%       1.02%            40.58%         $0.0622

 Class C
10/31/97           22.15%        $4,332       2.40%     2.40%      2.83%       0.86%            51.44%         $0.0607
10/31/96    (3)     1.13%        $1,792       2.40%     2.37%      3.30%       0.92%             5.50%         $0.0591
 9/30/96           15.49%        $1,728       2.40%     2.34%      3.34%       1.12%            40.58%         $0.0622
 9/30/95           17.95%          $281       3.54%     3.40%      5.12%       0.30%            34.67%              --



                  See Notes to Financial Highlights on Page 41


                       Tactical Asset Allocation Portfolio

Objective:  Preservation of capital and competitive investment returns.

Investment Focus: The Tactical Asset Allocation Portfolio invests primarily in stocks, U.S. Treasury bonds, notes and bills, money market funds and debt obligations of U.S. issuers. Models are used in determining when the Portfolio's assets are "tactically" allocated among these groups of investments.


Investor Profile: For the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

Primary Investment Practices: The Portfolio focuses on high quality, liquid, large capitalization stocks. In selecting the Portfolio securities, the sub-adviser utilizes a selection process that starts with a "bottom-up" screening of the market to identify stocks that are statistically undervalued, based on certain financial characteristics relative to the stock's historical norms. The sub-adviser's ultimate goal is to choose stocks whose price has been driven down due to an "overreaction" by the market to their perceived risks. By following the sub-adviser's approach, the Portfolio seeks to achieve a dividend income yield in excess of the dividend income yield of the S&P 500.


"Asset allocation" is an investment technique which shifts assets from one class of investment to another in anticipation of changes in market direction. The
Portfolio seeks to enhance its returns in positive markets by increasing its equity exposure, then to protect itself in negative markets by shifting assets into fixed income investments and reducing equity exposure.

The Portfolio seeks to invest its assets primarily in income producing common or preferred stock when the sub-adviser believes that the market environment favors profitable investing in such securities. The remainder of the Portfolio will ordinarily be invested in debt obligations of U.S. issuers, some of which will typically be convertible into common stock. The Portfolio does not, at present, intend to invest morer than 20% of its assets in equities which do not pay a dividend.


The Portfolio seeks to invest its assets primarily in income producing common or preferred stock when the sub-adviser believes that the market environment favors profitable investing in such securities. The remainder of the Portfolio will ordinarily be invested in debt obligations of U.S. issuers, some of which will typically be convertible into common stock. The Portfolio does not, at present, intend to invest more than 20% of its assets in equities which do not pay a dividend.

The Portfolio may invest up to 10% of its total assets in money market funds. If the forecasting models predict a decline in the stock market, the sub-adviser will reduce equity exposure which will increase the Portfolio's cash position, including investment in money market funds.

Sub-Adviser:  Dean Investment Associates ("Dean Investment")


                       Tactical Asset Allocation Portfolio




                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      5.50%       None        None
Redemption Fees (a)                                                                               None       None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,         None       5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                            0.50%       0.50%       0.50%
                                                                                                 -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                  1.85%       2.50%       2.40%

Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73         $110       $150        $260
B                                                                                       $75         $108       $143        $267
C                                                                                       $24          $75       $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year      3 Years    5 Years    10 Years
-----------                                                                          ------      -------    -------    --------
A                                                                                       $73         $110       $150        $260
B                                                                                       $25          $78       $133        $267
C                                                                                       $24          $75       $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were .95% for each class of shares. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.30%, 2.95% and 2.85%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.


The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.


                       Tactical Asset Allocation Portfolio


                              FINANCIAL HIGHLIGHTS




                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
 ENDED (1)             PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97               $11.19         $0.19           $2.02          $2.21       $(0.17)     $(0.04)        $(0.21)       $13.19
10/31/96    (3)        $11.03         $0.02           $0.14          $0.16            --          --             --       $11.19
9/30/96                $10.00         $0.08           $1.03          $1.11       $(0.08)          --        $(0.08)       $11.03

Class B
10/31/97               $11.18         $0.11           $2.02          $2.13       $(0.09)     $(0.04)        $(0.13)       $13.18
10/31/96    (3)        $11.02         $0.02           $0.14          $0.16            --          --             --       $11.18
9/30/96                $10.00            --           $1.03          $1.03       $(0.01)          --        $(0.01)       $11.02

Class C
10/31/97               $11.18         $0.12           $2.02          $2.14       $(0.10)     $(0.04)        $(0.14)       $13.18
10/31/96    (3)        $11.03         $0.01           $0.14          $0.15            --          --             --       $11.18
9/30/96                $10.00         $0.02           $1.03          $1.05       $(0.02)          --        $(0.02)       $11.03



                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97           19.84%       $12,291       1.85%    1.85%      2.30%        1.57%            71.63%        $0.0732
10/31/96    (3)     1.45%        $8,396       1.85%    1.85%      2.65%        1.26%             2.38%        $0.0800
 9/30/96           11.07%        $7,401       2.85%    2.85%      3.20%        0.72%            56.22%        $0.0828

 Class B
10/31/97           19.08%        $9,747       2.50%    2.50%      2.95%        0.92%            71.63%        $0.0732
10/31/96    (3)     1.45%        $5,013       2.50%    2.50%      3.30%        0.61%             2.38%        $0.0800
 9/30/96           10.39%        $4,848       3.50%    3.50%      3.85%        0.07%            56.22%        $0.0828

 Class C
10/31/97           19.20%        $5,088       2.40%    2.40%      2.85%        1.02%            71.63%        $0.0732
10/31/96    (3)     1.36%        $4,758       2.40%    2.40%      3.20%        0.71%             2.38%        $0.0800
 9/30/96           10.50%        $4,641       3.40%    3.40%      3.75%        0.17%            56.22%        $0.0828



                  See Notes to Financial Highlights on Page 41


                               Balanced Portfolio

Objective: Long-term capital growth, consistent with preservation of capital and balanced by current income.

Investment Focus: The Balanced Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. At least 25% of its assets normally will be invested in fixed income senior securities, which include debt securities and preferred stocks.

Investor Profile: For the investor who wants capital growth and income from the same investment, but who also wants an investment that sustains its value by maintaining a balance between equity and debt. The Portfolio is not designed for investors who desire a consistent level of income.


Primary Investment Practices: The growth component of the Portfolio is expected to consist primarily of common stocks, selected in industries and companies that the sub-adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The sub-adviser's analysis of these stocks aims to find companies with earnings growth potential that may not be recognized by the market.

The income component of the Portfolio may consist of all types of income-producing securities, including common stocks selected primarily for their dividend payments, preferred stocks, convertible securities and debt securities of corporate and government issuers.

The Portfolio may select equity securities for the income component on the basis of growth potential, dividend paying properties, or some combination of both.

The Portfolio may shift assets between the growth and income portions of its portfolio based on its sub-adviser's analysis of the relevant market, financial and economic conditions. If the sub-adviser believes that growth securities will provide better returns than the yields available or expected on income-producing securities, then the Portfolio will place a greater emphasis on growth securities.

Sub-Adviser:  Janus Capital


                               Balanced Portfolio


                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      5.50%       None        None
Redemption Fees (a)                                                                              None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  1.00%       1.00%       1.00%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                            0.50%       0.50%       0.50%
                                                                                                 -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                  1.85%       2.50%       2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $75        $108        $143        $267
C                                                                                       $24         $75        $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $73        $110        $150        $260
B                                                                                       $25         $78        $133        $267
C                                                                                       $24         $75        $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver were 1.53% for each class of shares. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.88%, 3.53% and 3.43%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.


                               Balanced Portfolio

                              FINANCIAL HIGHLIGHTS



                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
  ENDED (1)            PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97               $13.58         $0.19           $2.52          $2.71       $(0.20)     $(1.75)         $(1.95)      $14.34
10/31/96    (3)        $13.47         $0.01           $0.10          $0.11            --          --              --      $13.58
9/30/96                $11.47         $0.24           $2.25          $2.49       $(0.21)     $(0.28)         $(0.49)      $13.47
9/30/95                $10.00         $0.05           $1.47          $1.52       $(0.05)          --         $(0.05)      $11.47

Class B
10/31/97               $13.56         $0.12           $2.52          $2.64       $(0.12)     $(1.75)         $(1.87)      $14.33
10/31/96    (3)        $13.46            --           $0.10          $0.10            --          --              --      $13.56
9/30/96                $11.47         $0.15           $2.25          $2.40       $(0.13)     $(0.28)         $(0.41)      $13.46

Class C
10/31/97               $13.57         $0.12           $2.52          $2.64       $(0.13)     $(1.75)         $(1.88)      $14.33
10/31/96    (3)        $13.46         $0.01           $0.10          $0.11            --          --              --      $13.57
9/30/96                $11.47         $0.16           $2.25          $2.41       $(0.14)     $(0.28)         $(0.42)      $13.46
9/30/95                $10.00         $0.01           $1.47          $1.48       $(0.01)          --         $(0.01)      $11.47




                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
Class A
10/31/97           22.96%       $13,414       1.85%    1.85%      2.88%        1.29%            127.08%       $0.0481
10/31/96    (3)     0.81%        $8,402       1.85%    1.85%      3.44%        1.84%              9.08%       $0.0408
 9/30/96           22.12%        $8,056       1.85%    1.85%      3.11%        1.87%            175.78%       $0.0443
 9/30/95           15.27%        $3,670       2.92%    2.85%      4.48%        0.56%             82.48%            --

 Class B
10/31/97           22.19%        $2,583       2.50%    2.50%      3.53%        0.64%            127.08%       $0.0481
10/31/96    (3)     0.74%          $878       2.50%    2.50%      4.09%        1.18%              9.08%       $0.0408
 9/30/96           21.38%          $687       2.50%    2.50%      3.76%        1.22%            175.78%       $0.0443

 Class C
10/31/97           22.31%        $1,561       2.40%    2.40%      3.43%        0.74%            127.08%       $0.0481
10/31/96    (3)     0.81%          $967       2.40%    2.40%      3.99%        1.28%              9.08%       $0.0408
 9/30/96           21.49%          $943       2.40%    2.40%      3.66%        1.32%            175.78%       $0.0443
 9/30/95           14.77%        $3,365       3.47%    3.40%      5.03%        0.01%             82.48%            --



                  See Notes to Financial Highlights on Page 41

                            Flexible Income Portfolio

Objective: Maximum total return for shareholders, consistent with preservation of capital, by actively managing a portfolio of income-producing securities.

Investment Focus: As a fundamental policy, the Flexible Income Portfolio will normally invest at least 80% of its total assets in income-producing securities. It may invest in all types of income-producing securities, including domestic or foreign securities issued by companies or by governments or governmental agencies and lower rated securities.

Investor Profile: For the investor who wants current income enhanced by possible capital growth, and is willing to tolerate the fluctuation in principal value associated with changes in the interest rate environment and the risks associated with substantial holdings of high-yield/ high-risk bonds.

Primary Investment Practices: The Portfolio invests primarily in corporate debt securities which offer higher yield but more risk than higher grade securities. It may purchase debt securities of any maturity. The average maturity of the Portfolio may vary substantially, depending on the sub-adviser's analysis of market, economic and financial conditions.


The Portfolio has no pre-established quality standards and may invest in debt securities of any quality, including lower rated bonds that may offer higher yields because of the greater risks involved in such investments. The Portfolio may also invest in unrated debt securities of foreign and domestic issuers.

The Portfolio may, at times, have substantial holdings of high-yield/high-risk bonds or unrated bonds of foreign and domestic issuers.

The Portfolio may also purchase mortgage- and other asset-backed securities, preferred stocks, income producing common stocks or securities convertible into common stocks if such securities appear to offer the best opportunity for maximum total return.

If rated securities held by the Portfolio are downgraded by a ratings agency, the sub-adviser will consider the advisability of keeping these securities.

The sub-adviser uses, but does not place sole reliance on, credit ratings in evaluating bonds and determining credit quality of the issuer.

Sub-Adviser:  Janus Capital


                            Flexible Income Portfolio



                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      4.75%       None        None
Redemption Fees (a)                                                                              None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  0.90%       0.90%       0.90%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.90%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                            0.60%       0.60%       0.60%
                                                                                                 -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                  1.85%       2.50%       2.40%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $65        $103        $143        $254
B                                                                                       $75        $108        $143        $267
C                                                                                       $24         $75        $128        $274
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $65        $103        $143        $254
B                                                                                       $25         $78        $133        $267
C                                                                                       $24         $75        $128        $274

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The Other Expenses before reimbursement/waiver for each class of shares were 1.15%. The Total Operating Expenses before reimbursement/waiver for Class A, Class B and Class C shares were 2.40%, 3.05% and 2.95%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.


                            Flexible Income Portfolio
                              FINANCIAL HIGHLIGHTS

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
  ENDED (1)            PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97                $9.33        $0.61             $0.42           $1.03    $(0.61)         --         $(0.61)        $9.75
10/31/96        (3)     $9.19        $0.05             $0.14           $0.19    $(0.05)         --         $(0.05)        $9.33
9/30/96                 $9.17        $0.60                --           $0.60    $(0.58)         --         $(0.58)        $9.19
9/30/95                 $8.83        $0.61             $0.37           $0.98    $(0.64)         --         $(0.64)        $9.17
9/30/94   (10) (14)     $9.59        $0.65           $(0.81)         $(0.16)    $(0.60)         --         $(0.60)        $8.83
9/30/93                 $8.95        $0.70             $0.60           $1.30    $(0.66)         --         $(0.66)        $9.59
10/31/92       (11)     $8.73        $0.80             $0.22           $1.02    $(0.80)         --         $(0.80)        $8.95
10/31/91                $7.74        $0.82             $1.10           $1.92    $(0.80)    $(0.13)         $(0.93)        $8.73
10/31/90                $9.55        $0.90           $(1.80)         $(0.90)    $(0.91)         --         $(0.91)        $7.74
10/31/89               $10.15        $0.95           $(0.46)           $0.49    $(0.93)    $(0.16)         $(1.09)        $9.55
10/31/88                $9.60        $0.91             $0.55           $1.46    $(0.91)         --         $(0.91)       $10.15

Class B
10/31/97                $9.32        $0.56             $0.42           $0.98    $(0.55)         --         $(0.55)        $9.75
10/31/96        (3)     $9.18        $0.05             $0.14           $0.19    $(0.05)         --         $(0.05)        $9.32
9/30/96                 $9.17        $0.53                --           $0.53    $(0.52)         --         $(0.52)        $9.18

Class C
10/31/97                $9.32        $0.57             $0.42           $0.99    $(0.56)         --         $(0.56)        $9.75
10/31/96        (3)     $9.18        $0.05             $0.14           $0.19    $(0.05)         --         $(0.05)        $9.32
9/30/96                 $9.17        $0.54                --           $0.54    $(0.53)         --         $(0.53)        $9.18
9/30/95                 $8.83        $0.56             $0.37           $0.93    $(0.59)         --         $(0.59)        $9.17
9/30/94                 $9.59        $0.60           $(0.81)         $(0.21)    $(0.55)         --         $(0.55)        $8.83




                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
Class A
10/31/97             11.53%     $15,532      1.85%     1.85%      2.40%         6.41%           135.53%         --
10/31/96       (3)    2.08%     $17,001      1.85%     1.85%      2.98%         6.15%            16.16%         --
 9/30/96              6.73%     $17,065      1.85%     1.85%      2.07%         6.46%           135.38%         --
 9/30/95             11.57%     $19,786      1.87%     1.85%      1.94%         7.03%           149.58%         --
 9/30/94  (10) (14)  (1.54)%    $21,527      1.85%        --      2.13%         6.57%           105.40%         --
 9/30/93             13.66%     $29,232      1.50%        --      1.56%         7.76%           138.86%         --
10/31/92      (11)   12.17%     $26,676      1.50%        --      1.66%         8.55%           140.23%         --
10/31/91             26.38%     $18,696      1.50%        --      1.75%         9.84%           130.73%         --
10/31/90           (10.22)%     $18,760      1.50%        --      1.60%        10.51%            72.40%         --
10/31/89              5.17%     $27,645      1.29%        --      1.56%         9.63%            71.44%         --
10/31/88             15.62%     $20,469      1.00%        --      1.96%         9.22%            54.42%         --

Class B
10/31/97             10.79%        $746      2.50%     2.50%      3.05%         5.76%           135.53%         --
10/31/96       (3)    2.04%        $522      2.50%     2.50%      3.63%         5.50%            16.16%         --
 9/30/96              5.94%        $494      2.50%     2.50%      2.72%         5.81%           135.38%         --

Class C
10/31/97             10.91%        $928      2.40%     2.40%      2.95%         5.86%           135.53%         --
10/31/96       (3)    2.04%        $846      2.40%     2.40%      3.53%         5.60%            16.16%         --
 9/30/96              6.03%        $883      2.40%     2.40%      2.62%         5.91%           135.38%         --
 9/30/95             10.95%        $558      2.42%     2.40%      2.49%         6.48%           149.58%         --
 9/30/94            (2.15)%        $691      2.40%        --      8.59%         6.03%           105.40%         --

                  See Notes to Financial Highlights on Page 41


                              Income Plus Portfolio

Objective: As high a level of current income as is consistent with the avoidance of excessive risk.

Investment Focus: The Income Plus Portfolio invests in a diversified portfolio of fixed-income and convertible debt securities and dividend-paying common, preferred and convertible preferred stocks. Although yields on convertible securities are often lower than yields on nonconvertible bonds and preferred stocks of comparable investment quality, the Portfolio may invest in convertible securities if the total return is expected to provide higher current income than nonconvertible securities. The Portfolio may also hold or invest in common stocks which are acquired in conversion or exchange of, or in a unit offering with, fixed-income securities.

Investor Profile: For the investor who wants high current income and is willing to tolerate the fluctuation in principal value associated with changes in the interest rate environment.

Primary Investment Practices: The Portfolio seeks yields as high as possible while managing risk through certain investment policies described below.

The Portfolio will not invest in rated securities that, at the time of investment, are rated below B by Moody's or B by S&P ("b," in the case of Moody's preferred stock ratings). If rated securities held by the Portfolio are downgraded by a ratings agency, the sub-adviser will consider the advisability of keeping these securities. The Portfolio may invest in unrated securities which, in the manager's judgment, are of equivalent quality. The Portfolio may not invest in rated corporate securities if, after such investment, more than 50% of its total holdings of securities (other than commercial paper) would then be rated below investment grade (below the four highest rating categories).


The Portfolio may not invest in commercial paper of corporate issuers which is rated below Prime-2 by Moody's or A-2 by S&P. It may invest in unrated commercial paper of comparable quality, as determined by the sub-adviser.

Under certain conditions, the Portfolio may temporarily invest some or all of its assets in short-term obligations such as (a) commercial paper and bankers' acceptances of U.S. banks; (b) U.S. dollar-denominated obligations of U.S. bank branches located outside the United States and of U.S. branches of foreign banks; (c) U.S. dollar-denominated time deposits (subject to certain restrictions described in the SAI); and (d) obligations of the U.S. government, its agencies or instrumentalities. Before investing in any foreign short-term bank obligations, the sub-adviser will consider factors including the political and economic condition in a country, the prospect for changes in the value of its currency, the possibility of expropriation or nationalization, and interest payment limitations, based on existing or prior actions of the foreign government. Such risks cannot be entirely eliminated from foreign investing.

The sub-adviser uses, but does not place sole reliance on, credit ratings in evaluating bonds and determining credit quality of the issuer.

Sub-Adviser:  AEGON USA Investment Management, Inc. ("AIMI")


                              Income Plus Portfolio



                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      4.75%       None        None
Redemption Fees (a)                                                                              None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  0.60%       0.60%       0.60%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.90%
Other Expenses (c)                                                                               0.32%       0.32%       0.32%
                                                                                                 -----       -----       -----
Total Operating Expenses (c)                                                                     1.27%       1.92%       1.82%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $60         $86        $114        $194
B                                                                                       $69         $90        $114        $207
C                                                                                       $18         $57         $99        $214
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                          1 Year     3 Years     5 Years    10 Years
-----------                                                                          ------     -------     -------    --------
A                                                                                       $60         $86        $114        $194
B                                                                                       $19         $60        $104        $207
C                                                                                       $18         $57         $99        $214

-------------------------------

(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.


                             Income Plus Portfolio
                              FINANCIAL HIGHLIGHTS

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
  ENDED (1)            PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97              $10.61        $0.76              $0.44          $1.20     $(0.75)     $(0.10)         $(0.85)      $10.96
10/31/96    (3)       $10.41        $0.04              $0.22          $0.26     $(0.06)          --         $(0.06)      $10.61
9/30/96               $10.36        $0.72              $0.04          $0.76     $(0.71)          --         $(0.71)      $10.41
9/30/95                $9.75        $0.75              $0.71          $1.46     $(0.75)     $(0.10)         $(0.85)      $10.36
9/30/94               $10.98        $0.76            $(1.10)        $(0.34)     $(0.75)     $(0.14)         $(0.89)       $9.75
9/30/93               $10.55        $0.83              $0.46          $1.29     $(0.81)     $(0.05)         $(0.86)      $10.98
9/30/92    (15)       $10.04        $0.76              $0.64          $1.40     $(0.76)     $(0.13)         $(0.89)      $10.55
11/30/91               $9.20        $0.98              $0.87          $1.85     $(0.98)     $(0.03)         $(1.01)      $10.04
11/30/90               $9.99        $1.04            $(0.79)          $0.25     $(1.04)          --         $(1.04)       $9.20
11/30/89               $9.89        $1.04              $0.10          $1.14     $(1.04)          --         $(1.04)       $9.99
11/30/88               $9.85        $1.04              $0.06          $1.10     $(1.04)     $(0.02)         $(1.06)       $9.89

Class B
10/31/97              $10.61        $0.69              $0.44          $1.13     $(0.68)     $(0.10)         $(0.78)      $10.96
10/31/96    (3)       $10.40        $0.05              $0.22          $0.27     $(0.06)          --         $(0.06)      $10.61
9/30/96               $10.35        $0.65              $0.04          $0.69     $(0.64)          --         $(0.64)      $10.40

Class C
10/31/97              $10.61        $0.70              $0.44          $1.14     $(0.69)     $(0.10)         $(0.79)      $10.96
10/31/96    (3)       $10.40        $0.05              $0.22          $0.27     $(0.06)          --         $(0.06)      $10.61
9/30/96               $10.35        $0.66              $0.04          $0.70     $(0.65)          --         $(0.65)      $10.40
9/30/95                $9.74        $0.69              $0.71          $1.40     $(0.69)     $(0.10)         $(0.79)      $10.35
9/30/94               $10.98        $0.66            $(1.10)        $(0.44)     $(0.66)     $(0.14)         $(0.80)       $9.74



                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97             11.86%     $65,612      1.27%      1.27%        --         7.14%           62.28%          --
10/31/96   (3)        2.53%     $66,285      1.33%      1.32%        --         5.60%            1.58%          --
 9/30/96              7.64%     $65,252      1.33%      1.31%        --         6.89%           65.96%          --
 9/30/95             15.85%     $68,746      1.29%      1.26%        --         7.53%           25.07%          --
 9/30/94            (3.28)%     $63,995      1.33%         --        --         7.35%           48.12%          --
 9/30/93             12.80%     $72,401      1.33%         --        --         7.73%           54.51%          --
 9/30/92  (15)       14.40%     $54,647      1.17%         --        --         8.79%           91.01%          --
11/30/91             21.00%     $47,334      1.15%         --     1.21%        10.20%           52.79%          --
11/30/90              2.50%     $33,182      0.69%         --     1.44%        11.12%           18.54%          --
11/30/89             12.10%     $23,416      0.70%         --     1.09%        10.59%           57.50%          --
11/30/88             11.50%     $17,078      0.68%         --     1.11%        10.55%           34.29%          --

 Class B
10/31/97             11.10%      $1,761      1.92%      1.92%        --         6.49%           62.28%          --
10/31/96   (3)        2.59%        $804      1.98%      1.97%        --         4.95%            1.58%          --
 9/30/96              6.95%        $774      1.98%      1.96%        --         6.24%           65.96%          --

 Class C
10/31/97             11.22%      $3,480      1.82%      1.82%        --         6.59%           62.28%          --
10/31/96   (3)        2.59%      $2,781      1.88%      1.87%        --         5.05%            1.58%          --
 9/30/96              7.05%      $2,684      1.88%      1.86%        --         6.34%           65.96%          --
 9/30/95             15.08%      $1,980      1.84%      1.81%        --         6.98%           25.07%          --
 9/30/94            (4.55)%      $2,112      3.52%         --        --         5.16%           48.12%          --

                  See Notes to Financial Highlights on Page 41


                              Tax-Exempt Portfolio

Objective: Maximum current interest income exempt from federal income tax, consistent with preservation of capital.

Investment Focus: Ordinarily, at least 80% of the Tax-Exempt Portfolio's net assets will be invested in municipal obligations. These are obligations issued by states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities if the interest on such securities is, in the opinion of bond counsel, exempt from federal income tax. Income from municipal obligations may be subject to state and local tax and may constitute an item of preference for determining the federal alternative minimum tax. The weighted average maturity of securities in the Portfolio is generally expected to be between 20 and 35 years.

Investor Profile: For the investor who wants high current federal tax-free income, and is willing to tolerate the fluctuation in principal value associated with changes in the interest rate environment. Yields on municipal obligations are typically lower than on similar taxable securities. The Portfolio is not well suited as an investment vehicle for tax-exempt retirement programs which receive no benefit from the tax-exempt nature of the majority of the Portfolio's income. Also, the benefits of tax-exempt income are greater for persons with higher taxable incomes.

Primary Investment Practices: The Portfolio seeks yields as high as possible while managing risk through certain investment policies described below.

The Portfolio normally invests at least 75% of its net assets in (a) municipal obligations which are rated at the time of purchase within the four highest ratings of Moody's or S&P; (b) municipal commercial paper rated at the time of purchase within the highest grade assigned by Moody's or S&P; and (c) unrated municipal notes (with maturities between 6 months and 3 years) of issuers which, at the time of purchase, have outstanding at least one issue of municipal bonds rated in the four highest ratings of Moody's or S&P. In addition, the Portfolio may invest in unrated municipal obligations which the portfolio manager considers equal in quality to the four highest ratings of Moody's or S&P. Unrated municipal securities may be less liquid than rated securities. Therefore, their purchase by the Portfolio may entail somewhat greater risk than that involved in rated municipal obligations.

Bonds rated in the fourth category by Moody's or S&P have speculative characteristics. The Portfolio's operating policies place no specific limit on the proportion of the Portfolio which may be made up of bonds in these categories, so long as the sub-adviser believes that the Portfolio's objective of preserving capital is being met.

If rated securities held by the Portfolio are downgraded by a ratings agency, the sub-adviser will consider the advisability of keeping these securities.

The Portfolio may also invest in floating and variable rate municipal obligations or participation interests in such obligations. The interest on these obligations or participations must be free from federal income tax, and the credit quality must be equal to long-term bonds rated in the four highest Moody's or S&P categories, or to short-term bonds rated in the two highest Moody's or S&P categories.

Under certain conditions, the Portfolio may invest as much as 20% of its assets in taxable securities. For example, the Portfolio may make such investments due to market conditions, while temporarily holding funds in readiness for tax-exempt investments, or to provide highly liquid securities to meet anticipated share sales. Such investments may also be made when the sub-adviser determines that a defensive position is required in anticipation of a decline in the market value of portfolio securities. These temporary investments may consist of the following fixed-income, short-term securities: (a) U.S. government securities; (b) certificates of deposit issued by domestic banks with assets of at least $1 billion and having deposits insured by the Federal Deposit Insurance Corporation; (c) repurchase agreements with respect to government securities; and (d) commercial paper rated P-1 by Moody's or A-1 by S&P.

A period of rising commercial interest rates may adversely affect the value of the Portfolio and its net asset value per share. This may require rapid portfolio turnover, with temporary investments in lower-yielding and taxable instruments, to adjust the Portfolio to higher prevailing rates.
Conversely, portfolio values will tend to increase in periods of falling commercial rates.

Congress has periodically considered proposals to restrict or eliminate the federal income tax exemption for interest on certain types of, or on all, municipal obligations. Such legislation would affect the availability of municipal obligations for investment and the value of the Portfolio's assets.

The Portfolio's income which is exempt from federal taxes is not generally exempt from state and local income taxes.

Sub-Adviser:  AEGON USA Investment Management, Inc.



                              Tax-Exempt Portfolio




                                                    SUMMARY OF EXPENSES                                Class of Shares
                                                                                                  A           B          C
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as percentage of offering price)                      4.75%       None        None
Redemption Fees (a)                                                                              None        None        None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds,        None        5.00%       None
whichever is lower) (b)
Annual Operating Expenses (as a percentage of average net assets)
Management Fees                                                                                  0.60%       0.60%       0.60%
12b-1 Distribution and Service Fees                                                              0.35%       1.00%       0.60%
Other Expenses (net of expense reimbursements and/or fee waivers) (c)                            0.40%       0.40%       0.40%
                                                                                                 -----       -----       -----
Total Operating Expenses (net of expense reimbursements and/or fee waivers) (c)                  1.35%       2.00%       1.60%


Examples

The tables below show the expenses you would pay on a $1,000  investment  over a variety of time frames,  assuming a 5% annual return.  The first example assumes redemption at the end of each period.
Share Class                                                                            1 Year     3 Years     5 Years     10 Years
-----------                                                                            ------     -------     -------     --------
A                                                                                         $61         $88        $118         $202
B                                                                                         $70         $93        $118         $216
C                                                                                         $16         $51         $87         $190
The next example assumes no redemption and, therefore, no deferred sales charge.
Share Class                                                                            1 Year     3 Years     5 Years     10 Years
-----------                                                                            ------     -------     -------     --------
A                                                                                         $61         $88        $118         $202
B                                                                                         $20         $63        $108         $216
C                                                                                         $16         $51         $87         $190

-------------------------------


(a) A $10 service fee is charged for each redemption transaction paid by Federal funds bank wire, and a $20 service fee is charged for each check redemption sent via overnight delivery.

(b) On certain purchases of Class A shares in amounts greater than $1,000,000, a contingent deferred sales charge of 1% applies for 24 months after purchase.

(c) See Ratio of Expenses to Average Net Assets in the Financial Highlights section, and Note 6 to the Notes to Financial Highlights for further discussion of expenses. The percentages reflect an increase in the total annual operating expense limitation from 0.65% to 1.00%, effective March 1, 1998. The Other Expenses net of reimbursement/waiver were .68% for each class of shares. The Total Operating Expenses net of reimbursement/waiver for Class A, Class B and Class C shares were 1.63%, 2.28% and 1.88%, respectively. Although the continuation of the expense reimbursements and fee waivers cannot be guaranteed, it is expected that they will remain in effect at least until the end of the Portfolio's fiscal year, October 31, 1998.

The purpose of the Examples shown in the Summary of Expenses is to help you understand the direct and indirect expenses an investor in the Portfolio may bear. The Examples for Class B shares reflect conversion to Class A shares eight years after purchase, and assume that the shareholder was the owner of shares on the first day of the first year. For more information, see Investment Advisory and Other Services and Shareholder Information and Instructions.

Long-term shareholders may pay more in 12b-1 fees than the economic equivalent of the maximum sales charge permitted under the rules of the NASD.

EXPENSES SHOWN IN THE EXAMPLES DO NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% RETURN IS HYPOTHETICAL, AND IS NOT A REPRESENTATION OR PREDICTION OF PAST OR FUTURE RETURNS, WHICH MAY BE MORE OR LESS THAN 5%.



                              Tax-Exempt Portfolio
                              FINANCIAL HIGHLIGHTS

                                              INVESTMENT OPERATIONS (2)
                                                   NET REALIZED
                      NET ASSET                        AND        TOTAL INCOME  DIVIDENDS  DISTRIBUTIONS
                        VALUE           NET         UNREALIZED    (LOSS) FROM    FROM NET     FROM NET                   NET ASSET
YEAR OR PERIOD       BEGINNING OF   INVESTMENT    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    REALIZED        TOTAL     VALUE AT END
  ENDED (1)            PERIOD      INCOME (LOSS)    INVESTMENTS      INCOME       INCOME   CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD
Class A
10/31/97             $11.40         $0.53             $0.43           $0.96     $(0.53)     $(0.08)        $(0.61)        $11.75
10/31/96    (3)      $11.36         $0.05             $0.04           $0.09     $(0.05)          --        $(0.05)        $11.40
9/30/96              $11.34         $0.55             $0.10           $0.65     $(0.56)     $(0.07)        $(0.63)        $11.36
9/30/95              $11.10         $0.55             $0.29           $0.84     $(0.56)     $(0.04)        $(0.60)        $11.34
9/30/94              $12.07         $0.56           $(0.60)         $(0.04)     $(0.54)     $(0.39)        $(0.93)        $11.10
9/30/93              $11.62         $0.56             $0.45           $1.01     $(0.54)     $(0.02)        $(0.56)        $12.07
9/30/92    (16)      $11.46         $0.54             $0.28           $0.82     $(0.54)     $(0.12)        $(0.66)        $11.62
11/30/91             $11.27         $0.75             $0.26           $1.01     $(0.75)     $(0.07)        $(0.82)        $11.46
11/30/90             $11.39         $0.78           $(0.12)           $0.66     $(0.78)          --        $(0.78)        $11.27
11/30/89             $10.97         $0.78             $0.42           $1.20     $(0.78)          --        $(0.78)        $11.39
11/30/88             $10.44         $0.79             $0.53           $1.32     $(0.79)          --        $(0.79)        $10.97
Class B
10/31/97             $11.40         $0.44             $0.43           $0.87     $(0.45)     $(0.08)        $(0.53)        $11.74
10/31/96    (3)      $11.36         $0.04             $0.04           $0.08     $(0.04)          --        $(0.04)        $11.40
9/30/96              $11.34         $0.48             $0.10           $0.58     $(0.49)     $(0.07)        $(0.56)        $11.36

Class C
10/31/97             $11.40         $0.50             $0.43           $0.93     $(0.50)     $(0.08)        $(0.58)        $11.75
10/31/96    (3)      $11.36         $0.04             $0.04           $0.08     $(0.04)          --        $(0.04)        $11.40
9/30/96              $11.34         $0.52             $0.10           $0.62     $(0.53)     $(0.07)        $(0.60)        $11.36
9/30/95              $11.10         $0.52             $0.29           $0.81     $(0.53)     $(0.04)        $(0.57)        $11.34
9/30/94              $12.07         $0.53           $(0.60)         $(0.07)     $(0.51)     $(0.39)        $(0.90)        $11.10



                                                                            RATIO OF NET
                               NET ASSETS   RATIO OF EXPENSES TO AVERAGE       INCOME
                               AT END OF         NET  ASSETS (6) (7)          (LOSS) TO        PORTFOLIO       AVERAGE
YEAR OR PERIOD      TOTAL        PERIOD     EXCLUDING INCLUDING              AVERAGE NET       TURNOVER      COMMISSION
  ENDED (1)        RETURN (5)   (000'S)      CREDITS   CREDITS    GROSS       ASSETS (7)        RATE (8)      RATE (9)
 Class A
10/31/97             8.68%      $23,320      1.00%      1.00%      1.63%       4.60%             71.29%         --
10/31/96   (3)       0.76%      $24,439      1.00%      1.00%      1.89%       4.60%              3.79%         --
 9/30/96             5.89%      $24,708      1.00%      1.00%      1.46%       4.88%             71.05%         --
 9/30/95             7.75%      $27,401      1.02%      1.00%      1.35%       4.83%            126.48%         --
 9/30/94           (0.41)%      $29,096      1.00%         --      1.30%       4.83%             59.84%         --
 9/30/93             8.97%      $30,717      1.00%         --      1.43%       4.83%             91.03%         --
 9/30/92  (16)       7.20%      $28,363      1.00%         --      1.20%       5.49%            106.89%         --
11/30/91             9.20%      $28,242      0.95%         --      1.24%       6.67%            117.92%         --
11/30/90             6.00%      $22,708      0.68%         --      0.92%       6.92%             81.17%         --
11/30/89            11.20%      $15,916      0.70%         --      1.11%       6.98%             67.45%         --
11/30/88            12.90%      $11,805      0.70%         --      1.13%       7.28%             35.44%         --

 Class B
10/31/97             7.93%         $377      1.65%      1.65%      2.28%       3.95%             71.29%         --
10/31/96   (3)       0.71%         $198      1.65%      1.65%      2.54%       3.94%              3.79%         --
 9/30/96             5.21%         $189      1.65%      1.65%      2.11%       4.23%             71.05%         --

 Class C
10/31/97             8.39%         $921      1.25%      1.25%      1.88%       4.35%             71.29%         --
10/31/96   (3)       0.74%         $939      1.25%      1.25%      2.14%       4.34%              3.79%         --
 9/30/96             5.63%         $907      1.25%      1.25%      1.71%       4.63%             71.05%         --
 9/30/95             7.48%         $454      1.27%      1.25%      1.60%       4.58%            126.48%         --
 9/30/94           (0.73)%         $277      1.25%         --     20.88%       4.58%             59.84%         --

                  See Notes to Financial Highlights on Page 41


                          NOTES TO FINANCIAL HIGHLIGHTS


(1) Commencement of operations for Growth Portfolio Class A, Global Portfolio Class A, IDEX Total Income Trust (predecessor to Flexible Income Portfolio Class
A), AEGON USA Tax-Exempt Portfolio (predecessor to Tax-Exempt Portfolio Class A) and AEGON USA High Yield Portfolio (predecessor to Income Plus Portfolio Class
A) was May 8, 1986,  October 1, 1992, June 29, 1987,  April 1, 1985 and June 14,
1985, respectively. Commencement of operations for the Class C shares of Growth, Global, Flexible Income, Tax-Exempt and Income Plus Portfolios was October 1, 1993. Commencement of operations for Class A and Class C shares of Balanced, Capital Appreciation, Aggressive Growth and Strategic Total Return Portfolios was December 2, 1994. Commencement of operations for Class B shares of each of the above Portfolios was October 1, 1995. Commencement of operations for Class A, Class B and Class C shares of the Tactical Asset Allocation Portfolio was October 1, 1995. Commencement of operations for Class A, Class B and Class C shares of the C.A.S.E. Portfolio was February 1, 1996. Commencement of operations for Class A, Class B and Class C shares of the International Equity and Value Equity Portfolios was February 1, 1997.

(2) Certain amounts for the periods ended September 30, 1996 and October 31, 1996 have been reclassified between Net Investment Income (Loss) and Net Realized and Unrealized Gain (Loss).

(3) For the month ended October 31, 1996. On October 1, 1996, each Portfolio changed its fiscal year end from September 30 to October 31.

(4) Distributions from net realized capital gains include distributions in excess of current net realized capital gains for the Aggressive Growth Portfolio Classes A, B and C, for the period ended September 30, 1996, in the amount of $1.02, and for the Growth Portfolio Classes A and C, for the period ended September 30, 1994, in the amount of $0.14. Dividends from net investment income include distributions in excess of current net investment income for the Capital Appreciation Portfolio Classes A and C, for the period ended September 30, 1996, in the amount of $0.01, and for the C.A.S.E. Portfolio Classes A, B and C, for the period ended October 31, 1997, in the amount of $0.08.

(5) Total return has been calculated without deduction of a sales load, if any, on an initial purchase for Class A or Class T shares and assumes all dividends and distributions are paid in additional shares. Periods of less than one year are not annualized.

(6) Ratio of expenses to average net assets shows: Expenses Excluding Credits (total expenses less amounts waived/reimbursed by the investment adviser); Expenses Including Credits (total expenses less amounts waived/reimbursed by the investment adviser and reduced by affiliated brokerage and custody earnings credits); and Gross Expenses (total expenses, not taking into account waived/reimbursed amounts by the investment adviser or affiliated brokerage and custody earnings credits).

(7) Periods of less than one year are annualized. The Ratio of Net Investment Income (Loss) is based upon Net Investment Income (Loss) prior to certain reclassifications as discussed in the Notes to Financial Statements in the Fund's Annual Report to shareholders dated October 31, 1997.

(8) Growth's acquisition of investment securities of IDEX Fund and IDEX Fund 3 has been eliminated from the September 30, 1996 portfolio turnover calculation. Periods of less than one year are not annualized.

(9) Amount represents average commission rate paid per share of securities purchased or sold during the period. For fiscal years beginning on or after September 1, 1995, disclosure of this rate is required for Portfolios in which equity securities constitute more than 10% of average net assets for the period.

(10) Prior to May 1, 1991, no 12b-1 fees were incurred by Growth Portfolio Class A shares. Effective May 1, 1991, Growth Portfolio Class A shares incurred 12b-1 fees at the rate of 0.25% in accordance with the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940. On October 1, 1993, Growth Portfolio Class A shares changed its distribution rate to 0.35% from 0.25%. On October 1, 1993, Flexible Income Portfolio Class A initiated a 12b-1 Plan of Distribution. Effective October 1, 1993, Flexible Income Portfolio Class A shares incurred 12b-1 fees at the rate of 0.35% in accordance with the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940.

(11) As of October 1, 1992, Growth Portfolio Class A and Flexible Income Portfolio Class A discontinued the practice of equalization accounting.

(12) On September 20, 1996, IDEX Fund and IDEX Fund 3 were reorganized into Growth Portfolio Class T shares which had no prior operating history. Pursuant to the Agreement and Plan of Reorganization and Liquidation, the Growth Portfolio acquired all of the assets and assumed all of the liabilities of each of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of Growth Portfolio.

(13) The information shown for Class T shares is for the period from inception (September 20, 1996) through the fiscal year ended September 30, 1996.

(14) On October 1, 1993, IDEX Total Income Trust ("IDEX Total") was reorganized into IDEX II Flexible Income Portfolio, which had no prior operating history as of that date. Pursuant to the Agreement and Plan of Reorganization and Liquidation, Flexible Income Portfolio acquired all of the assets and assumed all of the liabilities of IDEX Total in exchange for Class A shares of Flexible Income Portfolio. All historical financial information relates to IDEX Total prior to the date it was reorganized into Flexible Income Portfolio.

(15) On August 7, 1992, AEGON High Yield Portfolio was reorganized into IDEX II Income Plus Portfolio (formerly known as IDEX II High Yield Portfolio), which had no prior operating history as of that date. Pursuant to the Agreement and Plan of Reorganization and Liquidation, the Income Plus Portfolio acquired all of the assets and assumed all the liabilities of AEGON High Yield Portfolio in exchange for shares of Income Plus Portfolio. All historical financial information prior to August 7, 1992 relates to AEGON High Yield Portfolio.

(16) On August 7, 1992, AEGON Tax-Exempt Portfolio was reorganized into IDEX II Tax-Exempt Portfolio, which had no prior operating history as of that date. Pursuant to the Agreement and Plan of Reorganization and Liquidation, the Tax-Exempt Portfolio acquired all of the assets and assumed all of the liabilities of AEGON Tax-Exempt Portfolio in exchange for shares of Tax-Exempt Portfolio. All historical financial information prior to August 7, 1992 relates to AEGON Tax-Exempt Portfolio.

                            PERFORMANCE/TOTAL RETURN

Mutual fund performance is most often stated as "total return." Total return, expressed as a percentage, shows the change in value of fund shares, plus its income and capital gain distributions, net of expenses or sales charges, from the beginning of a period to the end of a period. Total return may be annual -- the return achieved in a year -- or cumulative, over a period of several years.

Performance is calculated separately for each class of shares.

You may also see a Portfolio's performance described in terms of "average annual total return." This rate shows the hypothetical annual compounded return that would have produced the same cumulative return if performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in performance, such figures are not the same as actual year-by-year results.

The SAI contains a more detailed description of the method used to calculate average annual total return for each Portfolio.

                                      YIELD

The current 30-day yield is completed for a class of shares of the Flexible Income, Tax-Exempt or Income Plus Portfolios and is based on the investment income earned during a particular 30-day period (including dividends, if any, and interest), less expenses (excluding reductions for affiliated brokerage and custody earnings credits) accrued during that period, divided by average shares outstanding during the period, and divided by the maximum offering price per share on the last day of the period. The resulting figure is multiplied by 12 for an annual yield.


                        PERFORMANCE SHOWN IN ADVERTISING

The Portfolios may advertise their returns in both standard and non-standard ways. In accordance with rules of the SEC and NASD, any non-standard performance included in advertising or sales literature must be accompanied by standard performance. The Portfolios may also advertise their returns for periods in addition to those required by the NASD and SEC. In advertising their returns in non-standard ways, the Portfolios may not deduct applicable sales charges. In such cases, the returns of the Portfolios will be higher than if the applicable sales charges had been deducted.

Each class of shares of the Tax-Exempt Portfolio may advertise its "taxable equivalent yield." This figure shows the percentage yield an investor in a given tax bracket -- typically the highest -- would have to earn on a taxable investment in order to equal the tax-exempt income of the Portfolio.

  COMMERCIAL PERFORMANCE RANKINGS AND COMPARISONS TO STANDARD INVESTING INDEXES

The Portfolios may sometimes advertise their "Lipper Rankings" or "Morningstar Ratings," or other ratings or rankings published by business magazines or newspapers such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Changing Times, CDA/Wiesenberger Investment Technologies, Fortune or Institutional Investor. These rankings or ratings may include criteria relating to Portfolio characteristics, as well as to performance.


When the Portfolios advertise such rankings or ratings relating to the Portfolio performance, information will be included about the ranking category, the number of funds in the category, the period and criteria on which the ranking is based and the effect of sales charges, fee waivers and/or expense reimbursements.

A Portfolio may also compare its performance to other selected funds or to recognized market indexes, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), the Dow Jones Industrial Average, the Standard & Poor's MidCap Index, the Russell 2000, the NASDAQ Composite, the Lehman Brothers Intermediate Government Corporate Bond Index, the Lehman Brothers Long Government Corporate Bond Index, the Merrill Lynch High Yield Master Index, the Lehman Brothers General Municipal Bond Index or the Morgan Stanley Capital International World Index.

The International Equity and Global Portfolios' performance may be compared to the record of global market indicators such as the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of foreign common stock prices translated into U.S. dollars.

In addition, a Portfolio may make appropriate comparisons of its performance to the performance of other types of investments, including certificates of deposit, savings accounts and U.S. Treasury securities, or of certain interest rate and inflation indexes, such as the Consumer Price Index.

All performance figures are based on historical results and are not intended to predict future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

                    SHAREHOLDER INFORMATION AND INSTRUCTIONS

This section discusses buying, selling, and exchanging shares of a Portfolio; sales charges and possible waivers and discounts; and general shareholder account information.

If you need help or additional forms, call IDEX Customer Service at (888) 233-4339 (toll free) Monday-Thursday, 8 a.m.-7 p.m. and Friday, 8 a.m.- 6 p.m. Eastern Time, or contact your representative.

                                HOW TO BUY SHARES

Buying shares in IDEX is a three-step process:

1.   Select the class of shares you want to buy.
2.   Open an account.
3.   Pay for the shares.

If you're buying through an IDEX representative, he or she can help you. If you're investing on your own, here's what to do:

1.   Select the class of shares you want to buy

All the Portfolios are available in Class A, B and C shares. (The Growth Portfolio has Class T shares, but they can be bought only by shareholders who owned shares of IDEX Fund or IDEX Fund 3 on or before September 20, 1996.)

Which  class   makes  the  most  sense  for  you  depends  on  your   particular
circumstances and investment goals. It will help with your decision to ask yourself these questions:

o How much do I intend to invest? For example, Class A and T shares have an up-front shares charge, but if you invest enough you may get a lower percentage sales charge or no sales charge at all.

o How long do I intend to keep my shares? Class B shares don't have an up-front sales charge, but you will have to pay a sales load if you redeem them during the first six years. This load decreases each year and goes to zero after six years. Class A, C and T shares are generally not subject to sales charges when you redeem. However, if you buy $1 million worth or more of Class A or T shares and thus don't pay an up-front sales charge, you will pay a deferred sales charge of 1% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan.


o Will I keep my shares long enough so that the higher annual fees paid by Class B or C shares will add up to more than the up-front sales charge on Class A or T shares? If you hold Class B shares for eight years they automatically become Class A shares, which have a lower annual distribution and service fee than Class B or C shares. Class C shares have lower service and distribution charges than Class B shares, but they don't convert to Class A shares automatically. Class T shares have a higher up-front sales charge, but are not subject to annual distribution and service fees.

The different classes of shares represent interests in the same portfolio of investments and generally have the same rights. But each class bears separate expenses and has separate voting rights on matters involving that class.

Dividends and other distributions are calculated in a similar fashion and paid at the same time for each class of shares. Because they have higher expenses, Class B and C shares are likely to pay lower income dividends than Class A or T shares.

                        BRIEF COMPARISON OF SHARE CLASSES


                                      Class A     Class B    Class C    Class T
Up-front sales charge                   Yes         No         No         Yes
Higher ongoing distribution
 and service fees                       No          Yes        Yes        No
Sales charge on redemption              No**        Yes*       No         No**
Quantity sales charge discounts         Yes         No         No         Yes
available

* The redemption charge on Class B shares declines year by year and reaches 0% after six years. After eight years, Class B shares convert to A shares which are subject to lower ongoing fees.

** A 1% deferred sales charge will be applied to any redemption within 24 months of a $1 million purchase on which no up-front sales charge was imposed, unless the shares were purchased through a qualified retirement plan.



2.   Open an account

Fill out the New Account Application form included with this Prospectus and send it to IDEX. IRAs and other retirement accounts require a different application. To open an IRA or other retirement account, call or write IDEX for the required application.

If you already have an account in an IDEX Portfolio, and you want to open an account in another Portfolio with the same account features, you don't need to submit an application. Simply call or write to IDEX.

Note: On your application, you must include your Social Security or Taxpayer Identification Number. If you don't, your account may be subject to backup withholding or be closed.

The Fund reserves the right to reject any purchase.

3.   Pay for Your Shares

The Fund will not accept initial purchases for less than $500 worth of shares (including the appropriate sales charge) per Portfolio account; however, purchases through plans for regular investment, like the Automatic Investment Plan, don't require a minimum initial investment. Investments made after the initial purchase must be at least $50 per Portfolio account.

For direct investments, if your check, draft or electronic transfer is returned because of insufficient or uncollected funds or a stop-payment order, the Fund may charge a $15 fee (through a redemption of shares).


You may buy shares in four ways:

     a.   By check:

Make check payable to Idex Investor Services, Inc. and send it to:

    Idex Investor Services, Inc.
    P.O. Box 9015
    Clearwater, FL 33758-9015
                      or
    201 Highland Avenue
    Largo, FL 33770-2597
    (for overnight express deliveries only)

     b.   By Automatic Investment Plan:

With an Automatic Investment Plan, you invest a level dollar amount on a regular basis and have that amount deducted from your bank account on any day between the 3rd and 28th of the month. Your money will be transferred electronically. To establish, change or discontinue an Automatic Investment Plan, call or write to IDEX.

     c.   By telephone:

You can establish telephone purchase privileges by writing to IDEX, or by selecting Telephone Purchase in Section 4 of your New Account Application. Funds to pay for telephone purchases will be transferred electronically from your bank account to IDEX.

     d.   Through authorized dealers:

Orders of at least $1,000 may be issued through authorized dealers. If you open a new account through a dealer, the dealer is responsible for opening your account and providing your taxpayer ID number. If you already have an IDEX account, no additional documentation is needed.

The dealer's bank may charge for a wire transfer. IDEX currently does not charge for this service.

Generally, the Fund must receive your payment within three business days from when the Fund accepts your dealer's order.

                            HOW THE SHARES ARE PRICED

To understand this, you must be familiar with two terms: Net Asset Value (NAV) and Public Offering Price.

The Net Asset Value (NAV) of a share is determined each business day by adding up the value of all the assets of the Portfolio, subtracting the liabilities, then dividing by the number of shares outstanding.

The Public Offering Price of a share is its per-share NAV plus any sales charge. Since Class B and C shares have no up-front sales charges, their public offering price is simply the NAV.

When you place an order to buy a number of dollars worth of shares, the number of shares you actually buy depends on the public offering price as it is determined after IDEX receives and accepts your order. The NAV is determined separately for each class. Example: If you buy $1,000 worth of Class B shares, and the NAV is $10, you will receive 100 Class B shares of a Portfolio.

The NAV per share of each class is determined by the Fund's custodian on each day that the New York Stock Exchange (the "Exchange") is open, as of the close of business on the Exchange (currently 4:00 p.m. Eastern time). If your order to purchase shares is received in proper form, by IDEX by 4:00 p.m. Eastern time, your transaction will be priced at that day's NAV. If IDEX receives your order after 4:00 p.m., it will be priced at the next day's NAV.

In determining NAV, portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith under the supervision of the Board of Trustees. Differing expenses incurred by each class result in different NAVs and dividends. The NAV of Class B and C shares will generally be lower than Class A shares because Class B and C shares carry higher expenses.

                                CLASS "A" SHARES

                             Sales Charges and Fees

When you buy Class A shares, you generally pay an up-front sales charge, as well as ongoing distribution and service fees up to 0.35% of net assets per year.

                                    Discounts

You can reduce the up-front sales charge percentage in four ways:

     1.   By investing larger amounts.

     2. By investing under a "right of accumulation," which credits your account for shares you already own in various IDEX Portfolios and helps you earn discounts on new purchases.

     3. By filing a "letter of intention" to buy enough shares in a 13-month period to qualify for a reduced sales charge.

     4.   By investing as part of a qualified group.

1.   Discounts by investing in larger amounts

See the tables headed "Class A Share Quantity Discounts" on the pages that follow.

NOTE: You generally pay no charge when you redeem Class A shares. But if you buy $1 million worth or more and thus don't pay an up-front sales charge, you will pay a deferred sales charge of 1% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The privilege to purchase Class A shares in amounts of $1 million or more is not available if another NAV purchase privilege, such as a discount as a result of right of accumulation, is available to you.

The charge is based on either the current market value or the original cost of the shares being redeemed, whichever is less. No sales charge is imposed on increases in net asset value above the initial purchase price.

2.   Discounts by a right of accumulation

If you already own Class A shares of certain Portfolios, or Growth Portfolio Class T shares, you may get a discount when you buy new shares of Portfolios described in this Prospectus. The value of shares you already own may be "accumulated"--that is, counted together with the value of the new shares you buy--to achieve quantities eligible for discount. For more information, ask your representative or call IDEX Customer Service.

3.   Discounts by a Letter of Intention

You may earn a sales charge discount by making a written commitment to invest, within a 13-month period, an amount which qualifies for discount. This written commitment, called a Letter of Intention ("LOI"), is not a binding legal obligation.

When you buy under the terms of an LOI, you buy at a discounted offering price during the period of the LOI. During this period, your purchases are subject to these rules:

     a. The first 5% of what you agree to invest will be put in escrow until the LOI is complete, or 13 months elapse.

     b. Future changes in quantity discounts (breakpoints) will apply to purchases under the LOI.

     c. Sales charge (and share) adjustments will be made if you buy more or less than you committed to buy during the LOI period.

     d. Shares bought up to 90 days before an LOI may be counted toward your commitment. The LOI, however, will start on the day of the first purchase included under it.

     e. Right of accumulation can apply to an LOI. That is, the current value of all prior Class A purchases that had a sales charge can be counted towards fulfilling the LOI, but sales charges on the prior purchases will not be adjusted.

     f. Dividends and capital gains must be reinvested in additional shares. No cash distributions are allowed on accounts with an LOI.

You may elect to invest under an LOI on your New Account Application. For more information about an LOI, consult your registered representative or call IDEX Customer Service.

4.   Discounts for a qualified group

Members of a qualified group may buy Class A shares at a reduced sales charge within a specified period. In reducing the charge, IDEX takes into account how much the group intends to buy. A "qualified group" is one which:

     a.   has been in existence for more than six months,

     b. has a purpose other than to acquire shares of the Portfolio or similar investments, and

     c. satisfies uniform criteria that allows IDEX and other dealers offering Portfolio shares to realize economies of scale.

Pension or other employee benefit plans may be eligible for qualified group purchases. The Fund reserves the right to change or terminate this privilege at any time. For information about qualifying groups, call IDEX Customer Service.

                 Waiver of Sales Charges for Certain Individuals

Class A shares may be sold without sales charges to:

     o Current or former trustees, directors, officers, full-time employees or sales representatives of the Fund, IMI, ISI, Alger Management, Scottish Equitable, GEIM, Janus Capital, C.A.S.E., NWQ, Luther King, Dean Investment, AIMI, or any of their affiliates.


     o Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with ISI.

     o Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

     o    Any family members of the foregoing persons.

     o "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or ISI.

Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.

                               Dealer Reallowances

IDEX sells shares of its Portfolios both directly and through authorized dealers. When you buy shares, your Portfolio receives the entire NAV. ISI keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated.

From time to time, ISI will create special promotions in which dealers earn larger reallowances in return for selling significant amounts of shares or for certain training services. Sometimes, these dealers may earn virtually the entire sales charge; at those times, they may be deemed underwriters as described in the Securities Act of 1933.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by ISI, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

ISI may also pay dealers or financial institutions from its own funds for administrative services for larger accounts.

                        Class A Share Quantity Discounts
                           Aggressive Growth Portfolio
                         International Equity Portfolio
                         Capital Appreciation Portfolio
                                Global Portfolio
                                Growth Portfolio
                               C.A.S.E. Portfolio
                             Value Equity Portfolio
                        Strategic Total Return Portfolio
                       Tactical Asset Allocation Portfolio
                               Balanced Portfolio

                             Sales Charge       Reallowance        Sales Charge
                               as % of       to Dealers as a %       as % of
Amount of Purchase          Offering Price   of Offering Price   Amount Invested
Under $50,000                   5.50%              4.75%              5.82%
$50,000 to under $100,000       4.75%              4.00%              4.99%
$100,000 to under $250,000      3.50%              2.75%              3.63%
$250,000 to under $500,000      2.75%              2.25%              2.83%
$500,000 to under $1,000,000    2.00%              1.75%              2.04%
$1,000,000 and over             0.00%              1.00%*             0.00%

* This is not a charge incurred by shareholders. ISI, at its own expense, from time to time may make the following payments: 1% of the NAV of shares sold in amounts of $1,000,000 to under $2,500,000; .75% of the NAV of shares sold in amounts of $2,500,000 to under $4,000,000; .50% of the NAV of shares sold in amounts of $4,000,000 to under $5,000,000; and .25% of the NAV of shares sold in amounts of $5,000,000 and over. The privilege of buying Class A shares at NAV in amounts of $1,000,000 or more is not available if another NAV purchase privilege is also available at the same time.



                        Class A Share Quantity Discounts
                            Flexible Income Portfolio
                              Income Plus Portfolio
                              Tax-Exempt Portfolio

                             Sales Charge       Reallowance        Sales Charge
                               as % of       to Dealers as a %       as % of
Amount of Purchase          Offering Price   of Offering Price   Amount Invested
Under $50,000                   4.75%              4.00%              4.99%
$50,000 to under $100,000       4.00%              3.25%              4.17%
$100,000 to under $250,000      3.50%              2.75%              3.63%
$250,000 to under $500,000      2.25%              1.75%              2.30%
$500,000 to under $1,000,000    1.25%              1.00%              1.27%
$1,000,000 and over             0.00%              0.50%*             0.00%

* This is not a charge incurred by shareholders. ISI, at its own expense, from time to time may make the following payments: .50% of the NAV of shares sold in amounts of $1,000,000 to under $2,500,000; .35% of the NAV of shares sold in amounts of $2,500,000 to under $4,000,000; .20% of the NAV of shares sold in amounts of $4,000,000 to under $5,000,000; and .15% of the NAV of shares sold in amounts of $5,000,000 and over. The privilege of buying Class A shares at NAV in amounts of $1,000,000 or more is not available if another NAV purchase privilege is also available at the same time.

                                CLASS "B" SHARES

                                Charges and Fees

When you buy Class B shares, you pay no up-front sales charge. You pay distribution and service fees up to 1.00% per year as long as you own Class B shares. When you redeem your shares, you may incur a sales charge, which decreases year by year. Class B shares convert to Class A shares automatically after eight years.

Class B Shares
--------------------------------------------------------------------------------
                                           Contingent Deferred Sales Charge
                                          as a Percentage of Dollar Amount
Year Since Purchase                              Subject to Charge
--------------------------------------------------------------------------------
First                                                    5%
Second                                                   4%
Third                                                    3%
Fourth                                                   2%
Fifth and Sixth                                          1%
Seventh and Later                                        0%

Here's how the amount subject to sales charge is determined:

     o Dividends and capital gains, either in cash or reinvested shares, are not subject to the sales charge.

     o    There is no sales charge on any increase in value of your shares.

     o If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value.

     o When you put in an order to redeem Class B shares, IDEX always sells the longest held shares first, then the next longest held, etc., until your redemption request is fulfilled.

For the purpose of calculating the contingent deferred sales charge, your holding period for Class B shares always begins on the first day of the first month after you pay for them.



                       Class B Share Dealer Reallowances

Aggressive Growth Portfolio, International Equity Portfolio, Capital Appreciation Portfolio, Global Portfolio, Growth Portfolio, C.A.S.E. Portfolio, Value Equity Portfolio, Strategic Total Return Portfolio, Tactical Asset
                    Allocation Portfolio, Balanced Portfolio

Amount of Class B Shares Purchased                Dealer Reallowance %

Up to $250,000                                           4.00%
$250,000 to $500,000                                     2.50%

     Flexible Income Portfolio, Income Plus Portfolio, Tax-Exempt Portfolio

Amount of Class B Shares Purchased                Dealer Reallowance %

Up to $250,000                                           3.00%
$250,000 to $500,000                                     2.00%


Class B shares are not sold in amounts over $500,000. Besides the reallowances at the time of sale, dealers begin to earn an annual service fee of up to 0.25% of average daily net assets on Class B shares in the 13th month after their sale.

                            Waivers of Sales Charges

The sales charge on Class B shares may be waived in these circumstances:

     o    Following the death of the shareholder.


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     o    Following the total  disability of the  shareholder,  as determined by the Social Security Administration (applies only to shares held at the time the disability is determined).

     o On redemptions made under the Fund's systematic withdrawal plan, but each year this amount may not exceed 12% of the value of the account on the date the systematic withdrawal plan was established. The Fund's systematic withdrawal plan is discussed in more detail later in this Prospectus.

     o Within 90 days of redeeming Class B shares of one Portfolio, if you reinvest the proceeds in Class B shares of another Portfolio, the sales charge on the first redemption will be waived.

     o On withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules or withdrawals based on life expectancy under applicable IRS rules). This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.

See the SAI for complete information about Class B share sales charge waivers.

                                CLASS "C" SHARES

                                Charges and Fees

When you buy Class C shares, you pay no up-front sales charge. As long as you own them, you will be charged distribution and service fees of up to .90% per year. The Tax-Exempt Portfolio currently limits these fees to no more than .60% of average daily net assets attributable to Class C shares.

                               Dealer Reallowances

Currently, ISI pays dealers a distribution fee of no more than .90% per year of the average daily net assets of Class C shares the dealer sells.

                                CLASS "T" SHARES
                        (not available to new investors)

                                  Sales Charges

When you buy Class T shares of the Growth Portfolio, you generally pay an up-front sales charge. You can reduce the sales charge percentage in the same four ways that are described above under Class A Shares. Class T shares are not subject to annual distribution and service fees.

You generally pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on increases in net asset value above the initial purchase price.


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


                        Class T Share Quantity Discounts

                                Growth Portfolio

                             Sales Charge       Reallowance       Sales Charge
                               as % of       to Dealers as a %      as % of
Amount of Purchase          Offering Price   of Offering Price   Amount Invested
Under $10,000                   8.50%              7.00%             9.29%
$10,000 to under $25,000        7.75%              6.25%             8.40%
$25,000 to under $50,000        6.25%              5.50%             6.67%
$50,000 to under $75,000        5.75%              5.00%             6.10%
$75,000 to under $100,000       5.00%              4.25%             5.26%
$100,000 to under $250,000      4.25%              3.75%             4.44%
$250,000 to under $500,000      3.00%              2.50%             3.09%
$500,000 to under $1,000,000    1.25%              1.00%             1.27%
$1,000,000 and over             0.00%              1.00%*            0.00%

* This is not a charge incurred by shareholders. ISI, at its own expense, from time to time may make the following payments: 1% of the NAV of shares sold in amounts of $1,000,000 to under $2,500,000; .75% of the NAV of shares sold in amounts of $2,500,000 to under $4,000,000; .50% of the NAV of shares sold in amounts of $4,000,000 to under $5,000,000; and .25% of the NAV of shares sold in amounts of $5,000,000 and over. The privilege of buying Class T shares at NAV in amounts of $1,000,000 or more is not available if another NAV purchase privilege is also available at the same time.

                 Waiver of Sales Charges to Certain Individuals

Class T shares of a Portfolio may be sold without sales charges to:

     o Current or former trustees, directors, officers, full-time employees or sales representatives of the Fund, IMI, ISI, Alger Management, Scottish Equitable, GEIM, Janus Capital, C.A.S.E., NWQ, Luther King, Dean Investment, AIMI, or any of their affiliates.


     o Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with ISI.

     o Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

     o    Any family members of the foregoing persons.

     o "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or ISI.

Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

                           HOW TO REDEEM (SELL) SHARES

In this section, the words "redeem" and "sell" with regard to your shares have the same meaning. This section describes selling shares for cash. For other circumstances, see Redemption of Shares in the SAI.

When you may redeem

You may redeem your shares at any time. Your transaction will be processed at the NAV on the day your redemption request is received in proper form.

Redemption and repurchase of shares may be suspended or payment postponed during any period when the Exchange is closed or trading on the Exchange is restricted.

When to expect your money

IDEX will normally pay you for your shares within three days of receiving a valid redemption request. However, shares purchased by check or electronically are not considered part of your available balance for 15 days. Therefore, IDEX may not send payment of such proceeds for up to 15 days from the purchase date to allow for sufficient clearing time. You may avoid this delay by purchasing shares using either a cashiers' check, certified check or electronic funds transfer.

Payment by check will be sent by first-class mail. If you want overnight delivery and if the service is available to your address, IDEX will use this mail service for a $20 service charge. See below for other payment options.

As described under "How to Buy Shares," above, on Class B and certain Class A shares, you will be charged a contingent deferred sales charge when you redeem them.

How to Redeem Shares By Mail

Send your redemption request to:

    Idex Investor Services, Inc.
    Attention: Redemptions
    P.O. Box 9015
    Clearwater, FL 33758-9015

Your redemption request must be signed by the owner(s) of the account, or by a person authorized to act for the owner(s). If the shares are held in the name of a corporation, partnership or trust, you must include written evidence of the authority of the person making the redemption.

     o Include the name of the Portfolio, the class of shares, the number of shares or dollar amount of shares to be sold, the account number, and the name(s) on the account.

     o    If you have the share certificates, they must be returned.

     o    Your signature(s) may have to be guaranteed.

Signature Guarantees

For your protection, a signature guaranteed written request will be required for the following transactions:

     o    Redemption requests larger than $100,000.

     o Redemption requests of any size made for an account where the address has been changed within the past 10 days.

     o Redemptions by check made payable to someone other than the name(s) on the account or sent to an address other than the address of record.

     o Redemptions by Federal funds bank wire to a bank that is not pre-designated on your account.

     o    Requests to change the registered owners of an account.

     o Requests to change systematic withdrawal plan or cash dividend payment details.


This guarantee must be made by a national or state bank, a member firm of a national stock exchange, or any other eligible guarantor as defined by the SEC. Notarization is not an acceptable substitute. IDEX may require signature guarantees under certain other circumstances.


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



How to Redeem Shares by Telephone and Get Your Money by Check

You may redeem shares by phone in amounts up to $50,000 per day and receive your money by check unless you have declined this privilege on the New Account Application. Call (888) 233-4339 (toll free) to request a phone redemption.

The Fund, ISI and IDEX are not liable for complying with telephone instructions which are believed by the Fund, ISI and IDEX to be genuine. The Fund, ISI and IDEX will employ reasonable procedures to make sure telephone instructions are genuine. In situations where the Fund, ISI and IDEX reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. The Fund has the right to modify the telephone redemption privilege.

Telephone redemption with payment by check is not allowed in the following situations:

     o For shares that have not yet become part of your available balance (generally those purchased by check or electronically within the past 15 days).

     o For retirement accounts (except IRAs, which will be subject to 10% withholding).

     o    For shares of which you have the physical certificates.

     o For accounts where the address has been changed within the past 10 days.

If the account is held in more than one name, IDEX, provided the accountholder(s) have not declined the telephone redemption privilege on the New Account Application, may accept a telephone sale order from any one account holder. Your registered representative may redeem shares on your behalf by telephone unless you have declined the telephone redemption privilege on your New Account Application.

How to Redeem Shares by Telephone and Get Your Money Electronically (Direct Deposit)

You may redeem up to $50,000 worth of shares per account per day by phone and have your money sent electronically to a pre-authorized bank account. To receive this privilege, complete the appropriate section of the New Account Application. If you already have an account, and want to add this privilege, mail a signature-guaranteed letter and a voided check to IDEX. Electronic transfers usually take three banking days. No fee is currently charged for this service.

Funds sent via Federal funds bank wire usually arrive on the next banking day. Each time you have money wired to your bank account, a $10 fee will be charged and will be deducted from your IDEX account. The receiving bank may also charge you a fee. Federal funds wire transfers require a minimum redemption of $1,000. If you don't have the wire transfer privilege, and don't want to establish it as a standing privilege on your account, you may still redeem shares and receive funds at a U.S. bank via Federal funds wire by writing a letter of instruction to IDEX and including a voided check. Such a wire redemption request requires a signature guarantee.


How to Redeem Shares Through a Dealer

You may also redeem through registered securities dealers. It's the responsibility of such dealers to transmit your sell orders promptly. Payment for these redemption requests will be made to the dealer within three days after IDEX receives your order, properly signed, including share certificates and appropriate signature guarantees where necessary.

How to Redeem Shares Automatically-Monthly, Quarterly or Annually

You may set up a systematic withdrawal plan ("SWP") on your New Account Application or by calling Customer Service to get the forms. To establish an SWP, you must:

     o    Have an account worth at least $10,000 (no minimum for IRA accounts).

     o    Withdraw at least $50 with each redemption.

     o Withdraw no more than 12% annually of the value of your account, if you own Class B shares.

You can get your money by direct deposit to your bank account or by check to your address of record. Withdrawals paid by direct deposit can be made on any day you select between the 3rd and 28th of the month. Withdrawals paid by check are available only on a fixed date each month, which is normally seven to ten days before the first of the month. The Fund cannot guarantee that you'll receive your money exactly by the date you select.

Before you set up an SWP, be aware of these conditions:

     o If an SWP is established on a new account, the initial disbursement cannot normally be made within 15 days of your initial purchase to allow for collection of funds.

     o Dividends and capital gains on accounts with an active SWP must be reinvested.

     o If the requested payments under an SWP require sale of more shares than have been credited, your original investment may be depleted and ultimately exhausted.

     o    Payments under an SWP may be taxable.

     o If you have an SWP in a Portfolio and are simultaneously buying shares in it, you'll pay more in sales charges than you have to.

     o You can change or cancel an SWP at any time by writing or calling IDEX. An SWP will be terminated when all shares in an account have been redeemed, or when IDEX receives notice of the accountholder's death.

                             Reinvestment Privilege

If you sell Class A, B or T shares, you may repurchase shares in any Portfolio of the same class, in an amount not more than the amount you sold, without incurring a new sales charge. To do this, you must send a check accompanied by a written request to IDEX within 90 days after you sell your shares. IDEX reserves the right to modify or eliminate this privilege at any time. Certain distributions from qualified plans are not eligible.

When you exercise the reinvestment privilege:

     o You may reinvest the proceeds of a Class B share sale in other Class B shares, and your new shares will be considered the same age as your old shares. For example, if you sell three-year-old shares and buy new shares, the new shares will be considered three years old, and therefore subject to a smaller contingent deferred sales charge;

     o The contingent deferred sales charge you paid when you sold your Class B shares will also be reinvested in new Class B shares;

     o You may reinvest the proceeds of a Class B share sale (less the contingent deferred sales charge) in Class A shares without paying the up-front charge on the Class A shares.

                             HOW TO EXCHANGE SHARES

You may exchange shares of one Portfolio for shares in the same class of another Portfolio of the Fund or for any of the three portfolios of the Cash Equivalent Fund ("Money Market Funds") without incurring a sales charge at the time of the exchange. Exchanges may be requested by telephone or in writing. You automatically have the telephone exchange privilege unless you decline it on your New Account Application. Exchanges will be effected as of the end of the day when your exchange request is received, if it is received before the close of the Exchange, normally 4:00 p.m. Eastern time. These restrictions apply:

     o    Exchanges must be made in amounts of $500 or more.

     o You may exchange Class A shares for A shares, Class B shares for B shares, and Class C shares for C shares in any of the Portfolios.

     o Class T Shares may be exchanged only for Class A shares of the IDEX Portfolios other than the Growth Portfolio. Class A shares of all IDEX Portfolios are subject to 12b-1 distribution and service fees.

     o You may not exchange other classes of shares of the IDEX Portfolios for Class T Shares.

     o The Fund reserves the right to limit exchanges or modify or terminate the exchange privilege at any time.

With Class B shares, the contingent deferred sales charge will be calculated from the date you bought your original shares. This means your new shares will be the same age as your old shares, so your sales charge will not increase because of the exchange.

You may exchange all the shares in one account for shares in another account. All special features of the old account, such as Automatic Investment Plan, Letter of Intention, and Systematic Withdrawal Plan, will be transferred to the new account, unless you instruct otherwise.

You may exchange part of the shares in one account and open a new account for new shares in another Fund or Portfolio. In partial exchanges, all special features except Automatic Investment Plan and Systematic Withdrawal Plan will be transferred to the new account, unless you instruct otherwise.

There is currently not a fee for exchanges. However, if you request three or more exchanges in a calendar quarter, a $10 service fee per exchange will be charged on the accounts from which shares are being exchanged. This fee has been imposed to deter the practice of timing the market and to defray the costs of maintaining an automated exchange service for accounts wherein transactions are based upon certain pre-determined market indicators ("Timing Accounts"). An account will be deemed a Timing Account if three or more requests to exchange from a Portfolio are made in any calendar quarter. Systematic exchanges, dividend reinvestment to a different Portfolio and exchanges from Money Market Funds are excluded from this service fee.

Before making an exchange into a Fund or Portfolio which is new to you, read the Prospectus carefully. You can order Prospectuses by calling or writing IDEX Customer Service.

                               Telephone Exchanges

Call IDEX Customer Service at (888) 233-4339 (toll free) to request a telephone exchange. New shares you acquire by telephone exchange must be registered in exactly the same name as the shares sold, and exchanges generally can only be made between accounts registered in the name of the same shareholder(s) (including newly established shareholder accounts).


                              Systematic Exchanges

You may choose to exchange shares of the same class automatically at regular intervals from one Portfolio to another in the same way you would set up a Systematic Withdrawal Plan. You can do it either on your New Account Application, or by calling or writing IDEX. All exchange restrictions described above also apply to systematic exchanges. In addition, new shares you acquire by systematic exchange must be registered in exactly the same name as the shares sold. Systematic Exchanges can only be made between accounts registered in the name of the same shareholder(s) (including newly established shareholder accounts).


                      Money Market Fund Exchange Privilege

You may exchange Class A, C or T shares for any of the Money Market Funds. You may exchange Class B shares only for the Class B Cash Equivalent Money Market Portfolio. You may request a Money Market Fund exchange by calling or writing IDEX Customer Service.

Systematic exchanges may also be made between the Money Market Funds and the Portfolios of the Fund.

Sales of shares in connection with Money Market Fund exchanges will be effected as of the end of the day when your exchange request is received, if received before the close of the Exchange, normally 4:00 p.m. Eastern time.

Sales charges will be applied to exchanges from Money Market Funds when you originally invest in the Money Market Funds and then decide to exchange for shares of a Portfolio of the Fund.

The Money Market Funds, which are separately managed by Scudder Kemper Investments, Inc., are open-end, diversified money market mutual funds. The exchange privilege does not constitute an offering or recommendation of Money Market Fund shares by the Fund. Before making a Money Market Fund exchange, you should consider the investment objective of the Money Market Fund and read its current Prospectus.

Special Rules for Class B Shares in Money Market Fund Exchanges

When you exchange Class B shares of a Portfolio for Class B shares of the Cash Equivalent Money Market Portfolio, you won't be charged a contingent deferred sales charge. You'll be charged the sales charge if you later sell the Class B shares of the Cash Equivalent Money Market Portfolio, but the time you held them will not count toward figuring the sales charge.

If you exchange Class B shares of the Cash Equivalent Money Market Portfolio back for Class B shares of a Portfolio of the Fund, no sales charge will be made. But when you eventually sell the Class B shares of your Portfolio, you will pay the deferred sales charge, which is determined only for the time you held Class B shares in the Fund. The time you held Class B shares of the Cash Equivalent Money Market Portfolio does not count toward figuring your ultimate sales charge.

                           OTHER IMPORTANT INFORMATION

                             Minimum Account Balance

If your account balance falls below $500 due to redemptions, a $10 fee will be charged twice a year. If your account falls below $250 because of redemptions, it will be liquidated and a check will be mailed to your address of record. Class B accounts will have applicable sales charges deducted.

No minimum account fees will be charged on:

     o    Accounts opened within the preceding 24 months;

     o Accounts with an active monthly Automatic Investment Plan ($50 minimum per account); or

     o Accounts owned by individuals whose multiple accounts with the same Social Security number have a combined balance totaling $5,000 or more.

Currently, before a minimum account fee is assessed or an account is liquidated, you'll be given 60 days notice and will have the opportunity to increase the account balance to at least $500 or to start a monthly Automatic Investment Plan. The Fund reserves the right to change these minimum account rules, subject to regulatory requirements.


                             Repurchase Arrangements

For your convenience, the Fund has authorized ISI to act as its agent in the repurchase of Fund shares. This procedure may be terminated at any time. If you sell your shares to ISI through a dealer, your dealer may charge you an additional fee.

                                Retirement Plans

All classes of shares may be purchased in qualified retirement plans, including IRAs, 401(k)s, Simplified Employee Pension Plans (SEP-IRAs), corporate and self-employed pension and profit sharing plans (Keoghs) and 403(b)(7) programs.

Retirement plan accounts naming IFTC as custodian are ordinarily charged a $15 per year maintenance fee, with a maximum of $30 per year per taxpayer ID number. If the combined balances of such accounts with the same taxpayer ID number, under IFTC as custodian, are more than $50,000, there's generally no fee.

The SAI contains more information about retirement plans. Consult with your tax adviser about tax issues in such plans.

                         How Transactions Are Confirmed

After most account transactions, you'll receive a statement showing the details of the transaction. In addition, you'll receive a quarterly statement which details all your financial transactions for the period indicated, including dividend and capital gain distributions as well as your electronic transactions.

Historical Statements. You may order a historical statement covering years before the current year.

Share Certificates. Account holders ordinarily don't want share certificates. Shares are normally recorded on the Fund's books and no certificates are issued. You may, however, get certificates for your shares, with these limitations:

     o    No certificates will be issued for fractional shares.

     o No certificates will be issued for accounts holding less than 30 shares, except in connection with sales or transfers of shares from other funds when you already hold certificates.

     o    Certificates are issued only as your account is registered.

     o Certificates are not issued for retirements plan accounts with IFTC as custodian.

If you want certificates representing your shares, call or write IDEX to request them. You may return share certificates to IDEX for re-deposit at any time. Notify IDEX immediately if your certificates are lost or stolen. There may be a charge for canceling and replacing lost or stolen share certificates. Remember that if you ask for a certificate for your shares, you won't be able to redeem or exchange your shares by telephone. You'll have to send your share certificate to IDEX in order to redeem or exchange those shares.

                    SECURITIES IN WHICH THE PORTFOLIOS INVEST

A Portfolio's potential risks and rewards are achieved fundamentally from the investments it makes. Certain limitations may apply to Portfolio investments. Unless otherwise indicated, all limitations apply at the time of investment. Limitations on borrowing and investments in illiquid securities apply on a continuous basis. This section discusses those securities with special risk/reward considerations. This section should be read together with the section called Additional Risk Factors.

                               Foreign Securities

Subject to the following limitations, each Portfolio, other than the Tax-Exempt Portfolio, may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States.

     o The Growth, Balanced, Capital Appreciation, Aggressive Growth, Tactical Asset Allocation, C.A.S.E., Income Plus and Value Equity Portfolios may invest up to 25% of their individual net assets, directly or indirectly, in foreign securities.

     o The Global and International Equity Portfolios may invest without limit in foreign securities.

     o The Strategic Total Return Portfolio may invest up to 25% of its net assets directly or indirectly in foreign securities, provided that no more than 10% of its total assets may be invested directly in such securities denominated in foreign currency and not publicly traded in the United States.

     o The Flexible Income Portfolio may invest up to 50% of its net assets, directly or indirectly, in foreign securities, provided that no more than 25% of its total assets may be invested in the securities of the government or private issuers of any one foreign country.

In addition to direct foreign investment, these Portfolios may also invest in foreign securities through American Depositary Receipts ("ADRs") or American Depositary Shares ("ADSs"), which are dollar-denominated receipts issued by domestic banks or securities firms. ADRs and ADSs are publicly traded on U.S. exchanges, and may not involve the same risks as securities denominated in foreign currency.


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Each of these  Portfolios  may also  indirectly  invest  in  foreign  securities through European Depositary Receipts ("EDRs"), which are typically issued by European banks; in Global Depositary Receipts ("GDRs"), which may be issued by domestic or foreign banks; and in other types of receipts evidencing ownership of foreign securities.

Investments in foreign securities involve different risks from investing in domestic securities. See Additional Risk Factors.

                Futures, Options and Other Derivative Instruments

Each of the Portfolios, other than the Tax-Exempt and Income Plus Portfolios, may write and purchase options on securities, as well as engage in transactions involving options on securities or foreign currencies, futures contracts, options on futures contracts, forward currency contracts, and interest rate swaps, caps and floors. These instruments are commonly called derivatives, because their price is derived from an underlying index, security or other measure of value.

These Portfolios use derivatives primarily as a hedge -- for example, to protect portfolio positions against market or currency swings, to gain market exposure for accumulating and residual cash balances pending investment in securities, to adjust a Portfolio's overall maturity duration, or to reduce the risk inherent in the management of the Portfolio involved.

Futures contracts and related options may be used to attempt to enhance profit, but each Portfolio limits non-hedging use of such instruments by requiring that the aggregate initial margin and premiums required to establish non-hedging positions will not exceed 5% of the fair market value of such Portfolio's net assets.

The  Value  Equity,   Strategic  Total  Return  and  Tactical  Asset  Allocation
Portfolios do not currently intend to purchase or sell any derivatives during the fiscal year ending October 31, 1998. However, they may do so in the future.

The Flexible Income Portfolio may also write and purchase options on securities to attempt to enhance income. Call options, which give the buyer the right to "call away" a portfolio security at a designated price until a certain date, must be "covered" -- that is, the Portfolio must own the securities required to fulfill the contract.

The Income Plus Portfolio may purchase and sell contracts for the future delivery of fixed-income securities at an established price, commonly called "interest rate futures contracts." It does so only for the purpose of hedging against anticipated interest rate changes that would adversely affect the value of Portfolio securities. The Portfolio will maintain cash or cash equivalents equal in value to the market value of futures contracts purchased (less related margin deposits) to assure that its position is fully collateralized and that its use of such contracts is minimally leveraged.

The Aggressive Growth Portfolio intends to use derivatives for hedging as well as to enhance income, subject to these limitations:

     o The Portfolio may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets.

     o    The Portfolio does not intend to write any put options.

     o The Portfolio may buy only those options listed on a national securities exchange.

     o The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets.

     o No more than 5% of the Portfolio's total assets will be committed to non-hedging transactions.

     o The Portfolio will buy and sell stock index futures contracts and options on stock index futures only for hedging or other permissible risk-management purposes, not for speculation. Aggregate initial margins and premiums on such investments may not be more than 5% of the Portfolio's total assets.

The Portfolios' futures contracts activities are limited in such a manner as to qualify for certain exemptions from registration with the Commodity Futures Trading Commission.


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There can be no  assurance  that the use of  derivatives  will help a  Portfolio achieve its investment objective. Derivatives involve special risks. See Additional Risk Factors.

For more information about derivatives and their risks, see the SAI.

                   Mortgage and Other Asset-Backed Securities

Each Portfolio may invest up to 25% of its net assets in mortgage- and other asset-backed securities. These are subject to prepayment risk -- the possibility that early payoffs of underlying mortgages or other loans will cause the principal and interest on the security to be paid before its stated maturity. These early payments are more likely during periods when long-term interest rates decline. In the event of such a prepayment during an interest rate decline, a Portfolio may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Portfolio's ability to participate in the kind of market gains possible with comparable government securities not subject to prepayment.

The Value Equity Portfolio does not currently intend to invest in these types of securities during the fiscal year ending October 31, 1998, although it may do so in the future.


                             Convertible Securities

The Portfolios may invest in varying degrees in convertible securities, which may include corporate notes or preferred stock, but ordinarily are long-term debt obligations which are convertible at a stated rate and time into common stock of the issuer.

As with all debt securities, the market value of convertibles tends to decline as interest rates rise and to increase as interest rates fall. Convertible securities generally offer lower interest rates or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible exceeds the conversion price, the price of the convertible tends to rise like the common stock price. When the price of the underlying stock declines, the convertible tends to trade increasingly on a yield basis; therefore, its price may not fall as much as the price of the common stock.

Convertible securities generally rank senior to common stocks in an issuer's capital structure. That means convertible obligations are supposed to be paid off before common stock obligations. Consequently, most convertibles are of higher quality and entail less risk of decline in market value than the issuer's common stock. However, the extent to which such risk is reduced depends largely on the market value of the convertible as a debt security -- i.e., if compared to other debt securities, the convertible pays a competitive rate and is in demand, its price will hold up.

Each Portfolio that invests primarily in equity securities may invest in convertibles as a substitute for common stock. When investing in convertible debt securities, each Portfolio will evaluate them for potential investment using the same ratings criteria as such Portfolio would use for investments in non-convertible debt securities. See Securities in Which the Portfolios Invest - Debt Securities.

             When-Issued, Delayed Delivery and Forward Transactions

Each Portfolio, other than the Tax-Exempt and Tactical Asset Allocation Portfolios, may buy securities on a when-issued or delayed delivery basis. They may also enter into contracts to buy securities for a fixed price at a future date beyond normal settlement time ("forward commitments"). The Tax-Exempt Portfolio may purchase municipal bonds on a when-issued or delayed delivery basis. The Portfolios bear the risk that the value of such securities may change before delivery and the risk that the seller may not complete the transaction. See Appendix B for more information.

                               Illiquid Securities

Each of the Portfolios, other than the Tax-Exempt and Income Plus Portfolios, may invest as much as 15% of their net assets in securities that are considered illiquid. The Tax-Exempt and Income Plus Portfolios may invest as much as 10% of their net assets in such securities.

Securities may be considered illiquid if there is no readily available market for them, or if they carry legal or contractual restrictions on resale. It often takes more time to sell illiquid securities, and costs more in brokerage or dealer discounts or other expenses than does the sale of exchange-listed securities or securities traded over-the-counter. As a result, a Portfolio may not be able to sell such securities

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readily when the sub-adviser thinks it proper to do so. The sub-adviser may have to sell an alternative security in order to meet short-term needs for cash such as shareholder redemption requests at a time that may not be advantageous.

Certain securities, called Rule 144A securities, are not registered for sale to the public, but may be sold to certain institutional investors. Rule 144A securities may be considered liquid if a dealer or an institutional market exists for them. Procedures have been established by the Portfolios' sub-advisers and Board of Trustees to determine if certain Rule 144A securities and other securities, including commercial paper, are liquid. Under similar procedures for the Flexible Income and Tax-Exempt Portfolios, the sub-adviser and Board of Trustees may determine that certain municipal leases are liquid. Securities purchased under these rules may later become illiquid. The
Portfolios' investments in such securities could have the effect of increasing the level of Portfolio illiquidity to the extent that a dealer or institutional trading market declines. To the extent such securities are determined to be liquid, they will not be subject to the percentage limitations described above.

The Tactical Asset Allocation Portfolio does not currently intend to invest in illiquid securities.

                     Zero Coupon Bonds and Other Securities

Each of the Portfolios, other than the Aggressive Growth and Value Equity Portfolios, may invest as much as 10% of their assets in zero coupon bonds, step coupon bonds, pay-in-kind securities or strips.

     o Zero coupon bonds do not make regular interest payments. They are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity.

     o Step coupon bonds sell at a discount and pay a low coupon rate for an initial period, then pay a higher coupon rate thereafter.

     o Pay-in-kind securities may pay interest in cash or in the form of a similar bond or other asset.

     o Strips are debt securities that are stripped of their interest after the securities are issued, but are comparable to zero coupon bonds.

The market value of these four kinds of securities generally fluctuates more in response to interest rate changes than does the market value of interest-paying securities of comparable quality and term. The Portfolios may realize greater gains or losses as a result of such fluctuations.

To pay cash distributions from income earned on these kinds of securities, the Portfolios may sell certain securities and may incur a capital gain or loss on the sale.

                  Repurchase and Reverse Repurchase Agreements

Each of the Portfolios may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, the Portfolio buys a security and simultaneously agrees to resell it to the seller, generally a bank or broker-dealer who agrees to repurchase the security, at a specified price and date or on demand. This technique is a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security.

If a seller fails to repurchase the security as agreed, the Portfolio may suffer a loss if the security's value declines before it can be sold on the open market. If the seller goes bankrupt, a Portfolio may encounter delays and increased costs in selling the underlying security.

Repurchase agreements maturing in more than seven days are subject to the limits described above on illiquid securities.

In a reverse repurchase agreement, a Portfolio sells a security to another party such as a bank or broker-dealer in return for cash and the Portfolio agrees to buy the security back at a future date and price. These agreements may provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without actually selling portfolio securities. They also may help earn additional income on securities like treasury bills and notes.


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                           U.S. Government Securities

Each of the Portfolios may invest in U.S. government securities, which are debt securities backed either by the credit of the U.S. government as a whole or only by the credit of the issuing agency or instrumentality. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes and bills, and some agency securities, such as those issued by the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality U.S. government securities.

                                 Debt Securities

None of the Portfolios, other than the Value Equity, Strategic Total Return, Flexible Income and Income Plus Portfolios, may invest more than 5% of its net assets in high yield/high risk bonds, commonly referred to as "junk bonds." Junk bonds are bonds that are rated below investment grade and normally involve greater risk than investment grade securities. (See Additional Risk Factors.) The Flexible Income Portfolio may invest without limit, the Income Plus Portfolio may invest up to 50% of its total assets, and each of the Value Equity and Strategic Total Return Portfolios may invest up to 10% of its total assets, in junk bonds, or in the case of the Value Equity and Strategic Total Return Portfolios, in convertible securities rated lower than investment grade.

The Aggressive Growth and C.A.S.E. Portfolios may invest in debt securities rated only in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A).

The Tactical Asset Allocation Portfolio will limit investments in commercial paper to obligations rated Prime-1 by Moody's or A-1 by S&P.

The Portfolios may also buy unrated securities that, in a sub-adviser's opinion, are equal in quality to a Portfolio's rated debt securities.


Unrated debt securities are not necessarily of lower grade than rated securities, but they may not be as attractive to some buyers. The Portfolios rely on the credit analysis of their sub-advisers when investing in unrated debt securities.

See the IDEX Tax-Exempt Portfolio - Primary Investment Practices for a discussion of the Portfolio's investments in debt securities.

                           Other Investment Companies

Certain of the Portfolios may invest in securities issued by other investment companies, within limits described in the SAI and in accordance with the 1940 Act. These limitations do not apply to investments by the International Equity Portfolio in the GEI Short-Term Investment Fund, as described under How the Portfolios Invest - Cash Positions and Debt Investing by Stock Portfolios. A Portfolio may indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by such Portfolio.

The International Equity Portfolio may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these countries.

                                Bank Obligations

Subject to its investment policy, during temporary defensive periods or for investment of incidental cash balances and short-term cash management, a Portfolio may invest up to 100% of its assets in bank obligations such as CDs or time deposits. Certain characteristics of the banking industry and the possible risks of such investments might be:

     o banks are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments, as well as interest rates and fees which may be charged;

     o profitability is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions; and


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     o    exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

                            HOW THE PORTFOLIOS INVEST

A  Portfolio's  potential  risks and  rewards  are  affected  by the  investment
techniques  practiced  by  the  Portfolio.   This  section  discusses  investing
techniques with special risk/reward considerations.

                        Diversification and Concentration

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio.

Each of the Portfolios other than the Capital Appreciation Portfolio is diversified as a matter of fundamental policy, and is defined as a diversified investment company under the 1940 Act. With respect to 75% of its total assets, a diversified investment company may not purchase the securities of any one issuer (other than government securities), if immediately after and as a result of such purchase, the value of the holdings of the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. The Capital Appreciation Portfolio is a nondiversified investment company.

As a fundamental policy governing concentration, each of the Portfolios will not invest 25% or more of total assets in any one particular industry, other than U.S. government securities.

The Capital Appreciation Portfolio reserves the right to become a diversified investment company (as defined by the 1940 Act). Currently, however, its policies are as follows:

With respect to 50% of its assets, the Capital Appreciation Portfolio will not buy the securities of any one issuer (other than cash items and U.S. government securities) if, as a result, the Portfolio

     o owns more than 10% of the outstanding voting securities of that issuer; or

     o the value of the Portfolio's holdings of that issuer exceeds 5% of the value of the Portfolio's total assets.

The Capital Appreciation Portfolio may invest as much as 50% of its assets in the securities of as few as two issuers. However, it does not expect to do so unless its sub-adviser sees the potential for substantial capital appreciation in such an investment. The Portfolio does intend to take advantage of the flexibility of its nondiversification policy by investing more than 5% of total assets in the securities of one issuer.

To the extent that the Portfolio makes such single large investments, it increases its exposure to credit and/or market risks, and to the profit potential, associated with a single issuer. Both profit potential and risk are greater in a nondiversified portfolio than in a diversified portfolio.

See The IDEX Series Fund - Introduction to the Portfolios: Investment Practices and Risks for a discussion of the individual Portfolios' diversification styles.

                               Portfolio Turnover

Although it is the policy of each Portfolio, other than the Tax-Exempt and Income Plus Portfolios, to buy and hold securities for their stated investment objectives, changes in these holdings will be made whenever the respective portfolio managers believe they are advisable. Such changes may result from:

     o    liquidity needs;


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     o    securities having reached a price or yield objective;

     o anticipated changes in interest rates or the credit standing of an issuer; or

     o    developments not foreseen at the time of the investment decision.

To a limited extent, these Portfolios may engage in a significant number of short-term transactions if such investing serves their objectives. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. The Value Equity Portfolio will not normally engage in short-term trading, but reserves the right to do so.

The investment policies of the Tax-Exempt and Income Plus Portfolios may lead to frequent changes in investments, particularly when interest rates fluctuate rapidly. Securities may be sold in anticipation of a decline in portfolio value (a rise in interest rates) or bought in anticipation of an increase in portfolio value (a fall in interest rates).

In addition, a security may be sold and another bought at approximately the same time to take advantage of a temporary disparity, in the manager's judgment, in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or to the general movement of interest rates; instead, this disparity may come about because of changes in the overall demand for or supply of various types of securities or because of changes in the objectives of investors in such securities.

Turnover rate will not limit a manager's ability to buy or sell securities for the Portfolios. Certain tax rules may restrict a Portfolio's ability to sell securities when the security has been held for less than three months.

Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Portfolio; these charges are ultimately borne by the shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to the Portfolio's shareholders.

For historical Portfolio turnover rates, see Financial Highlights. For more discussion of portfolio turnover, see the SAI.

              Cash Positions and Debt Investing by Stock Portfolios

The Portfolios may at times choose to hold some portion of their net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Portfolio increases its cash or debt investment position, its income may increase while its ability decreases to participate in stock market declines or advances.

The International Equity Portfolio may also invest in the GEI Short-Term Investment Fund (the "Investment Fund"), an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or its affiliate, General Electric Investment Corporation ("GEIC"). The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) below. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Portfolio incur, directly or indirectly, any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. The Portfolio may invest up to 25% of its total assets in the Investment Fund. The types of money market instruments in which the International Equity Portfolio may invest directly or indirectly through its investment in the Investment Fund are as follows: (i) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with variable and floating rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and
(vii) repurchase agreements. The Investment Fund is not registered with the SEC as an investment company.


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                                   Short Sales

Each of the Portfolios may sell securities "short against the box." A short sale is a sale of a security that the Portfolio does not own. A short sale is "against the box" if, at all times when the short sale is open, the Portfolio owns an equal amount of the securities sold short or convertible into those same securities, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                              Borrowing and Lending

Each Portfolio, other than the Aggressive Growth Portfolio, may borrow money from banks for temporary or emergency purposes. The amount borrowed shall not exceed 25% of total assets for the Capital Appreciation, Global, Growth, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios, 33 1/3% of total assets for the International Equity, Income Plus and Tax-Exempt Portfolios, and 10% of total assets for the Value Equity Portfolio.

To secure borrowings, a Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets for the International Equity, Capital Appreciation, Global, Growth, C.A.S.E., Strategic Total Return, Tactical Asset Allocation, Balanced and Flexible Income Portfolios, and 10% of net assets for the Value Equity, Income Plus and Tax-Exempt Portfolios.

The Tactical Asset Allocation Portfolio does not currently intend to borrow.

The Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios may borrow money from or lend money to other funds that permit such transactions and that are advised or sub-advised by Janus Capital, provided that Janus Capital obtains permission to do so from the SEC. There is no assurance that such permission will be granted.


The Aggressive Growth Portfolio may borrow for investment purposes -- this is called "leveraging." The Portfolio may borrow only from banks, not from other investment companies.

The 1940 Act requires that a Portfolio maintain continuous asset coverage of 300% of the amount borrowed -- that is, total assets including borrowings, less liabilities exclusive of borrowings, must be three times the amount borrowed. There are risks associated with leveraging, which is a speculative technique.

     o If the Portfolio's asset coverage drops below 300% of borrowings, the Portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

     o    Leveraging  may  exaggerate  the  effect  on net  asset  value  of any
          increase  or  decrease  in  the  market   value  of  the   Portfolio's
          securities.

     o Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

     o The Portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

State law and regulations may impose additional limits on the Portfolio's borrowing. To the extent that any Portfolio purchases securities when the amount that it has borrowed, even for temporary or emergency purposes, exceeds 5% of its total assets, the Portfolio is engaged in leveraging. For more information about borrowing and lending, see the SAI.

                          Lending Portfolio Securities

Each of the Portfolios other than the Tax-Exempt and Income Plus Portfolios may lend securities to broker-dealers and financial institutions to realize additional income. As a fundamental policy, these Portfolios (except for the Aggressive Growth Portfolio) will not lend securities or other assets if, as a result, more than 25% (or 30% in the case of the International Equity Portfolio) of total assets would be lent to other parties. In practice, at this time, none of these Portfolios intends to lend securities or make any other loans valued at more than 5% of total assets.

As a fundamental policy, the Aggressive Growth Portfolio may not make loans to others, except through buying qualified debt obligations, lending portfolio securities or entering into repurchase agreements. The Aggressive Growth Portfolio will not lend securities or other assets if, as a result, more than 20% of its total assets would be loaned to other parties.

If the borrower of a security defaults, the Portfolio may be delayed or prevented from recovering collateral, or may be otherwise required to cover a transaction in the security loaned. If portfolio securities are loaned, collateral values must be continuously maintained at no less than 100% by pricing both the securities loaned and the collateral daily. If a material event is to be voted upon affecting a Portfolio's investment in securities which are on loan, the Portfolio will take such actions as may be appropriate in order to vote its shares. For more information about lending securities, see the SAI.

                             Joint Trading Accounts

Subject to approval by the Fund's Board of Trustees, the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be registered mutual funds or other clients of Janus Capital or its affiliates. These Portfolios will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with each Portfolio's investment policies and restrictions. Janus Capital anticipates that the investments made by a Portfolio through the joint trading accounts will be at least as advantageous to that Portfolio as if the Portfolio had made such investment directly.

                         Master Fund/Feeder Fund Option

The Fund may in the future seek to achieve the investment objective of each Portfolio, other than the Income Plus and Tax-Exempt Portfolios, by investing all of a Portfolio's assets in another investment company having the same objective and substantially the same investment policies and restrictions.

Such an investment would be made only if the Board of Trustees of the Fund determines it would be in the best interests of the Portfolio and its shareholders. In making this determination, the Board will consider benefits to shareholders and the opportunities to reduce costs and increase efficiency, among other things. Should such a determination be made, shareholders will be given at least 30 days notice.

                    Changes in Investment Policies and Rules

Each Portfolio is subject to investment restrictions, certain of which are fundamental policies of that Portfolio. As such, they may not be changed without shareholder approval. Non-fundamental investment restrictions and operating policies may be changed by the Board of Trustees without shareholder approval.

The investment restrictions of each Portfolio are described in the SAI.

                           New Investment Instruments

The sub-advisers reserve the right to evaluate new financial instruments as they are developed and become actively traded. Subject to any applicable investment restriction, a Portfolio may invest in any such investment products that its manager believes will further the Portfolio's investment objective.

                             ADDITIONAL RISK FACTORS

All investments involve risks. Some securities and some investment practices involve taking special or additional risks. This section describes a number of those risk factors.

                               Foreign Securities

Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers. These risks include:

Currency Value. Changes in currency exchange rates may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, a Portfolio's share price and returns. Currency exchange rates are affected by numerous factors, including relative interest rates, balances of trade, levels of foreign investment and manipulation by central banks. The foreign currency market is essentially unregulated and can be subject to speculative trading. From time to time, many countries impose exchange controls which limit or prohibit trading in certain currencies.

Currency Trading Costs. ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currencies. However, the value of the currency in which the foreign security represented by the ADR is denominated may affect the value of the ADR.

To the extent that a Portfolio invests in foreign securities denominated in foreign currencies, its share price reflects the price movements both of its securities and of the currencies in which they are denominated. The share price of a Portfolio that invests in both U.S. and foreign securities may have a low correlation with movements in the U.S. markets. If most of the securities in a Portfolio are denominated in foreign currencies or depend on the value of foreign currencies, the relative strength of the U.S. dollar against those foreign currencies may be an important factor in that Portfolio's performance. A Portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

Different Accounting and Reporting Practices. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

Less Information Available. There is generally less public information available about foreign companies.

Less  Regulation.   Many  foreign  countries  have  less  stringent   securities
regulations than the U.S.

More Difficult Business Negotiations. A Portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

Reduced Liquidity/Increased Volatility. Some foreign securities are less liquid, and their prices more volatile, than securities of comparable U.S. companies.

Settlement Delays. Settling foreign securities transactions may take longer than settlements in the U.S.

Higher Custody Charges. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

Asset Vulnerability. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a Portfolio. Certain countries may also impose limits on the removal of securities or other assets of a Portfolio. Interest, dividends and capital gains on foreign securities held by a Portfolio may be subject to foreign withholding taxes.

Political  Instability.  In  some  countries,   political  instability,  war  or
diplomatic developments could affect investments.

These risks may be greater in developing countries or in countries with limited or developing capital markets. In particular, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

In addition, political instability may also contribute to weakness in the regulation and oversight of the capital markets and financial institutions in such countries. Such weaknesses may lead to increased volatility in the securities markets and increase the costs of investing in these markets.


At times, the Portfolios' foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the Portfolios do not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the Portfolios may be significantly affected by trading on days when shareholders cannot make transactions.

Hedging Foreign Currency Transactions. A Portfolio may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency. For example, a Portfolio may buy or sell securities while using forward currency contracts to fix a price in U.S. dollars for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio may enter into contracts to sell a foreign currency for U.S. dollars (not exceeding the value of a given Portfolio's assets denominated in that currency) or by participation in options or futures contracts with respect to a currency ("position hedge").

A Portfolio could hedge a position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated or exposed, for U.S. dollars ("proxy hedge"). Or it may enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to a given currency, if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

As an operating policy, a Portfolio will not commit more than 10% of its assets to the consummation of cross-hedge contracts, and will either cover such transactions with liquid portfolio securities denominated in the applicable currency or segregate liquid assets in the amount of such commitments. In addition, when a Portfolio anticipates buying securities denominated in a particular currency, it may enter into a forward contract to purchase such currency in exchange for the U.S. dollar or another currency ("anticipatory hedge").

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency, and may adversely affect a Portfolio's performance if the manager's projection of future exchange rates is wrong.

                Futures, Options and Other Derivative Instruments

Generally, options, futures contracts, forward contracts and swap-related products ("derivative instruments") involve additional investment risks and transaction costs, and draw upon skills and experience which are different from those needed to pick the other securities or instruments in which a Portfolio invests. Special risks of derivatives' use include:

Inaccurate Market Predictions. If interest rates, securities prices or currency markets do not move in the directions expected by a portfolio manager who uses derivatives based on those measures, these instruments may fail in their intended purpose and result in losses to the Portfolio.

Imperfect Correlation. Derivatives' prices may be imperfectly correlated with the prices of the securities, interest rates or currencies being hedged. When this happens, the expected benefits may be diminished.

Illiquidity. A liquid secondary market may not be available for a particular instrument at a particular time. A Portfolio may therefore be unable to control losses by closing out a derivative position.

Tax Considerations. A Portfolio may have to delay closing out certain derivative positions to avoid adverse tax consequences.

The risk of loss from investing in derivative instruments is potentially unlimited. See the SAI for more information about derivatives.

                             Fixed Income Investing

Risk in the fixed income component of any Portfolio depends on (1) the term of the securities; (2) the quality of the securities; and (3) changes in interest rates.

When prevailing interest rates trend downward, the price of existing debt securities tends to go up, because the coupon payments (or yield) of those securities becomes more valuable in comparison to prevailing rates. When interest rates trend upward, the price of existing securities tends to go down.

This effect usually becomes more pronounced with longer-term issues than with shorter-term issues.

The effect of these fluctuations, in turn, on a Portfolio's share price and yield depends on the extent to which a Portfolio is invested in debt securities.

                           High-Yield/High-Risk Bonds

High-yield/high risk debt securities are also known as "junk bonds." These bonds involve significant quality and liquidity concerns. Their yields fluctuate. They are not suitable for short-term investing.

Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower categories by services such as S&P or Moody's. Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and unrated securities are less liquid than higher rated securities.

Lower rated debt securities (including convertibles) carry significant default risk -- the risk that the issuer will not make interest or principal payments when due. Because the coupon rates on these securities are high, the issuers might experience great financial stress in an economic downturn or during periods of rising interest rates. This stress might adversely affect their ability to make interest or principal payments or to obtain additional credit. A bond default within the Portfolio would cause losses to the Portfolio.

The performance of high-yield debt securities in an economic downturn cannot be precisely predicted.

Appendix A of this Prospectus contains a description of bond rating categories and includes a weighted average debt rating table for the Flexible Income and Income Plus Portfolios.

                               Special Situations

Each Portfolio may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be recognized, then increase considerably in price, due to:

     o    a new product or process;

     o    a management change;

     o    a technological breakthrough;

     o    an extraordinary corporate event; or

     o a temporary imbalance in the supply of, and demand for, the securities of an issuer.

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a Portfolio will depend on the size of the Portfolio's investment in a situation.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Fund is run by a Board of Trustees. Subject to the supervision of the Board of Trustees, the assets of each Portfolio are managed by investment advisers and sub-advisers, and by portfolio managers. This section describes the Fund's ownership, organization and management.


                                    Trustees

The Board of Trustees is responsible for managing the business and affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the Portfolios' assets by the investment advisers and sub-advisers. Information about the Trustees and officers of the Fund is contained in the SAI.

  Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios

                               Investment Adviser

These Portfolios have each entered into a Management and Investment Advisory Agreement ("Advisory Agreement") with Idex Management, Inc. ("IMI"), whose address is 201 Highland Avenue, Largo, Florida 33770-2597, to act as its investment adviser. IMI has served as investment adviser to IDEX Series Fund Capital Appreciation, Global, Growth, Balanced and Flexible Income (and its predecessor, IDEX Total Income Trust) Portfolios, since the inception of each Portfolio. IMI also served as the investment adviser to IDEX Fund and IDEX Fund 3, which were reorganized into IDEX Growth Portfolio Class T shares on September 20, 1996, since inception of each of those Funds.

                     Advisory Fees Paid by These Portfolios

IMI is responsible for furnishing or causing to be furnished to each of these Portfolios investment advice and recommendations, and for supervising the purchase and sale of securities as directed by Fund officers. In addition, IMI is responsible for the administration of each of these Portfolios.

Each Portfolio pays IMI an annual fee, computed daily and paid monthly, based on each Portfolio's average daily net assets, as shown in the Advisory Fee Schedule.


                           Advisory Fee Reimbursement

IMI will reimburse each of these Portfolios, other than the Global Portfolio, or waive fees, or both, to the extent that the Portfolio's normal net operating expenses, including advisory fees but excluding interest, taxes, brokerage commissions and 12b-1 fees, exceed on an annual basis 1.50% of that Portfolio's average daily net assets. The Global Portfolio does not have an expense limitation.

Aggressive Growth, International Equity, C.A.S.E., Value Equity, Strategic Total
    Return, Tactical Asset Allocation, Income Plus and Tax-Exempt Portfolios

                               Investment Adviser

These Portfolios have each entered into an Advisory Agreement with InterSecurities, Inc. ("ISI"), whose address is 201 Highland Avenue, Largo, Florida 33770-2597, to act as its investment adviser. ISI has served as investment adviser to the IDEX Series Fund Aggressive Growth, International Equity, C.A.S.E., Value Equity, Strategic Total Return, Tactical Asset Allocation, Income Plus and Tax-Exempt Portfolios since the inception of each Portfolio. ISI is an affiliate of IMI.

                     Advisory Fees Paid by These Portfolios

ISI is responsible for furnishing or causing to be furnished to each of these Portfolios investment advice and recommendations, and for supervising the purchase and sale of securities as directed by Fund officers. In addition, ISI is responsible for the administration of each of these Portfolios.

Each Portfolio pays ISI an annual fee, computed daily and paid monthly, based on each Portfolio's net assets, as shown in the Advisory Fee Schedule.


The investment advisory fees paid by these Portfolios are higher than those paid by most other funds.

                           Advisory Fee Reimbursement


ISI will reimburse the following Portfolios or waive fees, or both, to the extent that each Portfolio's normal net operating expenses, including advisory fees but excluding interest, taxes, brokerage commissions and 12b-1 fees, exceed on an annual basis the following percentages of each Portfolio's average daily net assets: Tax-Exempt Portfolio, 1.00%; Income Plus Portfolio, 1.25%; Aggressive Growth, C.A.S.E., Value Equity, Strategic Total Return and Tactical Asset Allocation Portfolios, 1.50%; and International Equity Portfolio 1.75%


   ACTUAL ADVISORY FEE RATIOS FOR                                 TOTAL ACTUAL EXPENSE RATIOS FOR THE FISCAL
        THE FISCAL YEAR ENDED                                            YEAR ENDED OCTOBER 31, 1997,
          OCTOBER 31, 1997                                          INCLUDING THE INVESTMENT ADVISORY FEE.

                    PERCENTAGE OF AVERAGE                                               PERCENTAGE OF AVERAGE
                       DAILY NET ASSETS                                                     DAILY NET ASSETS
                                                                                       CLASS A     CLASS B     CLASS C     CLASS T
                                                                                       Class A     Class B     Class C     Class T
Capital Appreciation*       0.19%                          Capital Appreciation*       1.85%       2.50%       2.40%           --
Global                      1.00%                          Global                      1.91%       2.56%       2.46%           --
Growth                      0.95%                          Growth                      1.61%       2.26%       2.16%        1.26%
Balanced*                   0.00%                          Balanced*                   1.85%       2.50%       2.40%           --
Flexible Income*            0.35%                          Flexible Income*            1.85%       2.50%       2.40%           --
*Net of fees waived by IMI                                 *Net of fees waived by IMI





                              ADVISORY FEE SCHEDULE

                              CAPITAL
AVERAGE DAILY NET ASSETS      APPRECIATION    GLOBAL      GROWTH       BALANCED         FLEXIBLE INCOME

First $750 million            1.00%           1.00%       1.00%        1.00%
the next $250 million         0.90%           0.90%       0.90%        0.90%
over $1 billion               0.85%           0.85%       0.85%        0.85%
First $100 million                                                                      0.90%
the next $150 million                                                                   0.80%
over $250 million                                                                       0.70%




   ACTUAL ADVISORY FEE RATIOS FOR              TOTAL ACTUAL EXPENSE RATIOS FOR THE FISCAL
        THE FISCAL YEAR ENDED                         YEAR ENDED OCTOBER 31, 1997,
          OCTOBER 31, 1997                       INCLUDING THE INVESTMENT ADVISORY FEE.

                    PERCENTAGE OF AVERAGE                                    PERCENTAGE OF AVERAGE
                       DAILY NET ASSETS                                         DAILY NET ASSETS
                                                                           CLASS A     CLASS B      CLASS C

Aggressive Growth*           0.40%               Aggressive Growth*         1.85%       2.50%        2.40%
International Equity*        0.00%               International Equity*      1.70%       2.35%        2.25%
C.A.S.E.*                    0.00%               C.A.S.E.*                  1.85%       2.50%        2.40%
Value Equity*                0.00%               Value Equity*              1.50%       2.15%        2.05%
Strategic Total Return*      0.57%               Strategic Total Return*    1.85%       2.50%        2.40%
Tactical Asset Allocation*   0.55%               Tactical Asset Allocation* 1.85%       2.50%        2.40%
Income Plus                  0.60%               Income Plus                1.27%       1.92%        1.82%
Tax-Exempt*                  0.00%               Tax-Exempt*                1.00%       1.65%        1.25%
*Net of fees waived by ISI                       *Net of fees waived by ISI



                              ADVISORY FEE SCHEDULE
                                                                               STRATEGIC   TACTICAL
                           AGGRESSIVE    INTERNATIONAL               VALUE       TOTAL       ASSET        INCOME        TAX-
AVERAGE DAILY NET ASSETS     GROWTH         EQUITY      C.A.S.E.    EQUITY      RETURN    ALLOCATION      PLUS        EXEMPT


First $750 million           1.00%         1.00%         1.00%       1.00%       1.00%      1.00%          0.60%        0.60%
the next $250 million        0.90%         0.90%         0.90%       0.90%       0.90%      0.90%          0.60%        0.60%
over $1 billion              0.85%         0.85%         0.85%       0.85%       0.85%      0.85%          0.60%        0.60%





                    Business Expenses Borne by the Portfolios

In addition to the investment advisory fee, under their Advisory Agreements, the Portfolios pay most of their operating costs, including administrative, bookkeeping and clerical expenses, legal fees, auditing and accounting fees, shareholder services and transfer agent fees, custodian fees, costs of complying with federal and state regulations, preparing, printing and distributing reports to shareholders, non-interested trustees' fees and expenses, interest, insurance, dues for trade associations and taxes. The Portfolios also pay all brokerage commissions in connection with portfolio transactions; brokerage of the Portfolios may be placed with affiliates, and the sale of Fund shares by a broker-dealer may be taken into account in placing brokerage.

          Ownership of Idex Management, Inc. and InterSecurities, Inc.

Fifty percent (50%) of the outstanding stock of IMI and 100% of the outstanding stock of ISI, principal underwriter of the Fund's shares, is owned by AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation and publicly traded international insurance group. Janus Capital, the sub-adviser of the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios, owns the remaining 50% of the outstanding shares of IMI. Kansas City Southern Industries, Inc., a publicly owned holding company whose primary subsidiaries are engaged in transportation and financial services, owns approximately 83% of Janus Capital.

The ownership of IMI by AUSA and Janus Capital is the subject of an agreement among IMI, AUSA and Janus Capital (the "joint venture agreement") that currently expires no later than March 31, 1998. It is anticipated that the joint venture agreement will be further extended. As of the date of this Prospectus, AUSA and Janus Capital are engaged in discussions regarding the acquisition by AUSA of the 50% of the outstanding stock of IMI that is currently owned by Janus Capital, which would result in IMI becoming a wholly-owned subsidiary of AUSA. Under the 1940 Act, a change in control of IMI would generally trigger an "assignment" and termination of the Advisory Agreements and Investment Counsel Agreements relating to the Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios. New Advisory Agreements and Investment Counsel Agreements relating to each of these Portfolios are subject to the approval of the Board of Trustees, and a majority of outstanding voting securities of such Portfolio.


                                  Sub-Advisers

Janus Capital, AIMI, Alger Management, Luther King, Dean Investment, C.A.S.E., NWQ, Scottish Equitable and GEIM, whose functions in managing the Portfolios are described below, are described in this Prospectus collectively as the "sub-advisers" and individually as a "sub-adviser."


                           Aggressive Growth Portfolio

Alger Management, 75 Maiden Lane, New York, New York 10038, serves as the investment sub-adviser to the Aggressive Growth Portfolio pursuant to an Investment Counsel Agreement relating to the Portfolio. Alger Management, a registered investment adviser, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc."), which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company controlled by Fred M. Alger and David D. Alger. As of December 31, 1997, Alger Management had approximately $7.8 billion in assets under management for investment companies and private accounts. Alger Management has served as the investment sub-adviser to the WRL Series Fund, Inc. Aggressive Growth Portfolio since its inception in February, 1994.

Alger Management provides ISI with investment advice and recommendations for the Aggressive Growth Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Alger Management may consider research and other services furnished to it. It is anticipated that Alger, Inc., an affiliate of Alger Management, will serve as the Aggressive Growth Portfolio's broker in effecting substantially all of the Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In placing portfolio business with all broker/dealers, Alger Management seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While Alger Management provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, Alger Management receives 40% of the fees received by ISI under the Aggressive Growth Portfolio's Advisory Agreement, less 40% of any amount reimbursed to that Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.

Portfolio Managers:

David D. Alger, Seilai Khoo and Ronald Tartaro are primarily responsible for the day-to-day management of the Portfolio. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995 and has served as a portfolio manager of the Aggressive Growth Portfolio since its inception in December, 1994. Ms. Khoo has been employed by Alger Management as a senior research analyst since 1989 and as a Senior Vice President since 1995 and has served as a portfolio manager of the Aggressive Growth Portfolio since October, 1995. Mr. Tartaro has been employed by Alger Management as a senior research analyst since 1990 and as a Senior Vice President since 1995 and has served as a portfolio manager of the Aggressive Growth Portfolio since October, 1995. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

                         International Equity Portfolio

Scottish Equitable, Edinburgh Park, Edinburgh EH12 9SE, Scotland, a wholly-owned subsidiary of Scottish Equitable plc and an indirect wholly-owned subsidiary of AEGON nv, serves as an investment sub-adviser to the International Equity Portfolio. Scottish Equitable plc is successor to Scottish Equitable Life Assurance Society, which was founded in Edinburgh in 1831. As of December 31, 1997, Scottish Equitable plc had approximately $2.4 billion in assets under management. Scottish Equitable currently provides investment advisory and management services to certain of its affiliates, including Scottish Equitable plc, and to other external organizations.

GEIM, 3003 Summer Street, Stamford, Connecticut 06905, a wholly-owned subsidiary of General Electric Company, also serves as an investment sub-adviser to the International Equity Portfolio. GEIM's principal officers and directors serve in similar capacities with respect to GEIC, also a wholly-owned subsidiary of General Electric Company. GEIC serves as investment adviser to various GE pension and benefit plans and certain employee mutual funds. GEIC and GEIM (and their predecessors) together have approximately 70 years of investment management experience, and have managed mutual funds since 1935. Together, as of December 31, 1997, GEIM and GEIC managed assets in excess of $69 billion, of which more than $15.6 billion is invested in mutual funds.


GEIM and Scottish Equitable also serve as the investment sub-advisers to the WRL Series Fund, Inc. International Equity Portfolio; and GEIM serves as the investment sub-adviser to the WRL Series Fund, Inc. U.S. Equity Portfolio.

Scottish Equitable and GEIM provide ISI with investment advice and recommendations for the International Equity Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervise all security purchases and sales transactions on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Scottish Equitable and GEIM may consider research and other services furnished to them and may place portfolio transactions with broker-dealers that are affiliated with ISI, Scottish Equitable or GEIM. It is anticipated that PaineWebber, an affiliate of GEIM, may serve as a broker to the Portfolio's transactions and retain commissions in accordance with certain regulations of the SEC. In placing portfolio business with all broker/dealers, Scottish Equitable and GEIM seek the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.


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




While Scottish Equitable and GEIM provide portfolio management services, ISI retains responsibility for the performance of such functions. For their services, Scottish Equitable and GEIM each will receive 45% of the fees received by ISI with respect to the amount of Portfolio assets managed by each sub-adviser under the International Equity Portfolio's Advisory Agreement.


Portfolio Managers:

At Scottish Equitable, investment strategy formulation is the responsibility of the Investment Strategy Group ("ISG"), which consists of one full-time Investment Strategist (currently, Alastair Bryne) working with a team of analysts/fund managers drawn from their equity and fixed income team.


On a monthly basis, the ISG presents the proposed investment strategy to the Investment Management Board ("IMB"). The IMB consists of Russell Hogan, Chief Investment Officer, Tom Crombie, Chief Investment Manager, Colin Black,
Investment Actuary, Mike Craston, Investment Manager-Business Development, Andrew Hartley, Investment Manager-UK Equities and Malcolm Jones, Investment Manager-International Equities.

The role of the IMB is to review critically the proposed investment strategy, testing the assumptions of the analysis and ensuring internal consistency. Once the IMB is satisfied with the investment strategy proposal, it is adopted and translated into asset allocations for the Portfolio. The adopted investment strategy and model asset allocations are communicated to the whole investment team, which also serves as a final check on the adopted investment strategy. No one individual is responsible for managing the Portfolio.

Ralph R. Layman leads a team of GEIM Portfolio Managers for the International Equity Portfolio. Mr. Layman has more than 19 years of investment experience and has held positions with GEIM since 1991. From 1989 to 1991, Mr. Layman served as Executive Vice President, Partner and Portfolio Manager of Northern Capital Management, and prior thereto, served as Vice President and Portfolio Manager of Templeton Investment Counsel and Vice President of the Templeton Emerging Markets Fund. Mr. Layman is currently an Executive Vice President of GEIM.


  Capital Appreciation, Global, Growth, Balanced and Flexible Income Portfolios

IMI has entered into an Investment Counsel Agreement for each of these Portfolios with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is a registered investment adviser which serves as the investment adviser or sub-adviser to other mutual funds and private accounts. Janus Capital is also sub-adviser to certain Portfolios of the WRL Series Fund, Inc., an affiliate of the Fund. Janus Capital also served as sub-adviser to IDEX Fund and IDEX Fund 3 prior to their reorganization into the Growth Portfolio Class T shares, since the inception of each of those Funds.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of Janus Capital, most of which it acquired in 1984. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI selects a majority of Janus Capital's Board.


Janus Capital provides IMI with investment advice and recommendations for each Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Janus Capital may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with IMI or Janus Capital. In placing portfolio business with all broker/dealers, Janus Capital seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While Janus Capital provides portfolio management services, IMI retains responsibility for the performance of such functions. For its services, Janus Capital receives 50% of the fees received by IMI under each of the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios' respective Advisory Agreements, less 50% of any amount reimbursed to the Portfolio or waived by IMI pursuant to that Portfolio's expense limitation. IMI may pay additional compensation to Janus Capital under certain circumstances depending on the level of the aggregate net assets of the Fund, as described in the SAI.



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Portfolio Managers:

Scott W. Schoelzel has served as portfolio manager of the Growth Portfolio since January, 1996. He previously served as co-portfolio manager of the Growth Portfolio from 1995 until becoming portfolio manager. Mr. Schoelzel also served as portfolio manager of IDEX Fund and IDEX Fund 3 prior to their reorganization into the Growth Portfolio Class T shares. Mr. Schoelzel is Vice President of
Janus Capital, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado.

Helen Y. Hayes has served as portfolio manager of the Global Portfolio since its inception. Ms. Hayes is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series. Ms. Hayes has been employed by Janus Capital since 1987.

Ronald V. Speaker has served as portfolio manager of the Flexible Income Portfolio since October, 1993, and served as portfolio manager of the Flexible Income Portfolio's predecessor, IDEX Total Income Trust, since February, 1992. Mr. Speaker is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series; he joined Janus Capital as a securities analyst and research associate in 1986. On January 13, 1997, Mr. Speaker, settled an SEC administrative action involving two personal trades that he made in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil monetary penalty, disgorgement and interest payments totaling $37,199, and to a 90-day suspension starting on or about January 29, 1997. During that time, the Flexible Income Portfolio was managed by its co-manager, Sandy Rufenacht.


Sandy R. Rufenacht has been co-portfolio manager of the Flexible Income Portfolio since January, 1997. Mr. Rufenacht joined Janus Capital in 1990 and gained experience as a trader and research analyst before assuming management responsibilities. He holds a Bachelor of Arts in Business from the University of Northern Colorado. Mr. Rufenacht is also an Executive Vice President of Janus Investment Fund and serves as portfolio manager or co-manager of other mutual funds.

Blaine P. Rollins has assisted in the management of the Balanced Portfolio since its inception, and has served as portfolio manager since February 1, 1996. Mr. Rollins joined Janus Capital in 1990 and has gained experience as a trader and research analyst prior to assuming management responsibility for the Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst. He has also managed the Janus Balanced Fund since January 1996.

James P. Goff has served as portfolio manager of the Capital Appreciation Portfolio since its inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception in September, 1992. He has co-managed Janus Venture Fund since December, 1993.

                             Value Equity Portfolio

NWQ, 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, serves as the investment sub-adviser to the Value Equity Portfolio. NWQ was founded in 1982 and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ provides investment management services to institutions and high net worth individuals. As of September 30, 1997, NWQ had over $8.1 billion in assets under management. NWQ has served as the investment sub-adviser to the WRL Series Fund, Inc. Value Equity Portfolio since its inception.

NWQ provides ISI with investment advice and recommendations for the Value Equity Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, NWQ may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or NWQ. In placing portfolio business with all broker/dealers, NWQ seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While NWQ provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, NWQ receives 40% of the fees received by ISI under the Value Equity Portfolio's Advisory Agreement, less 40% of any amount reimbursed to that Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.


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



Portfolio Managers:

An investment policy committee is responsible for the day-to-day management of the Value Equity Portfolio's investments. David A. Polak, CFA, Edward C. Friedel, CFA, James H. Galbreath, CFA, Phyllis G. Thomas, CFA and Jon D. Bosse, CFA, constitute the committee.

Edward C.  Friedel  serves  as Senior  Portfolio  Manager  for the Value  Equity
Portfolio. Mr. Friedel has been a managing director and investment strategist/portfolio manager of NWQ since 1983. From 1971 to 1983, Mr. Friedel was a portfolio manager for Beneficial Standard Investment Management.

                               C.A.S.E. Portfolio

C.A.S.E., located at 5355 Town Center Road, Suite 702, Boca Raton, FL 33486, serves as the investment sub-adviser to the C.A.S.E. Portfolio pursuant to an Investment Counsel Agreement relating to the Portfolio. C.A.S.E. is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E., Inc. C.A.S.E., Inc. is indirectly controlled by William Edward Lange, President and Chief Executive Officer of the sub-adviser. C.A.S.E. provides investment management services to financial institutions, high net worth individuals and other professional money managers. C.A.S.E. has served as the investment sub-adviser to the WRL Series Fund, Inc. C.A.S.E. Growth Portfolio since its inception in 1995.


C.A.S.E. provides ISI with investment advice and recommendations for the C.A.S.E. Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales transactions on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, C.A.S.E. may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or C.A.S.E. In placing portfolio business with all broker/dealers, C.A.S.E. seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While C.A.S.E. provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, C.A.S.E. receives 40% of the fees received by ISI under the C.A.S.E. Portfolio's Advisory Agreement, less 40% of any amount reimbursed to the Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.

Portfolio Managers:

The C.A.S.E. Portfolio is managed by a team of investors called the Portfolio Management Committee. William Edward Lange serves as the head portfolio manager to the Portfolio Management Committee. Mr. Lange has been President of C.A.S.E. since 1984.

                        Strategic Total Return Portfolio

Luther King, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment sub-adviser to the Strategic Total Return Portfolio pursuant to an Investment Counsel Agreement relating to the Portfolio. Ultimate control of the sub-adviser is exercised by J. Luther King, Jr. Luther King is a registered investment adviser and provides investment management services to accounts of individual and other institutional investors. Luther King has served as the investment sub-adviser to the WRL Series Fund, Inc. Strategic Total Return Portfolio since its inception in February, 1993.

Luther King provides ISI with investment advice and recommendations for the Strategic Total Return Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales transactions on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Luther King may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or Luther King. In placing portfolio business with all broker/dealers, Luther King seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While Luther King provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, Luther King receives 40% of the fees received by ISI under the Strategic Total Return Portfolio's Advisory Agreement, less 40% of any amount reimbursed to that Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.


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



Portfolio Managers:

Luther King, Jr. and Scot C. Hollmann have served as portfolio managers of the Strategic Total Return Portfolio since its inception. Mr. King has been President of Luther King since 1979. Mr. Hollmann has served as Vice President of Luther King since 1983.

                       Tactical Asset Allocation Portfolio

ISI has entered into an Investment Counsel Agreement for the Tactical Asset Allocation Portfolio with Dean Investment, a division of C.H. Dean and Associates, Inc., 2480 Kettering Tower, Dayton, Ohio 45423-2480. Founded in 1972, Dean Investment manages portfolios for individuals and institutional clients world-wide and provides a full range of investment advisory services, with more than $4 billion in assets under management as of November 30, 1997. Dean Investment has served as the investment sub-adviser to the WRL Series Fund, Inc. Tactical Asset Allocation Portfolio since its inception in January, 1995.

Dean Investment provides ISI with investment advice and recommendations for the Tactical Asset Allocation Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, Dean Investment may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or Dean Investment. In placing portfolio business with all broker/dealers, Dean Investment seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While Dean Investment provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, Dean Investment receives 40% of the fees received by ISI under the Tactical Asset Allocation Portfolio's Advisory Agreement, less 40% of any amount reimbursed to that Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.

Portfolio Managers:

John C. Riazzi, CFA, is the Senior Portfolio Manager of the Tactical Asset Allocation Portfolio. Mr. Riazzi joined Dean Investment in March of 1989. Before being promoted to Vice President and Director of Consulting Services, Mr. Riazzi was responsible for client servicing, portfolio execution and trading operations. Mr. Riazzi has been a member of the Central Investment Committee of Dean Investment and a Senior Institutional Portfolio Manager for the past five years.

Arvind Sachdeva, CFA, is the Senior Equity Strategist of the Tactical Asset Allocation Portfolio. Mr. Sachdeva joined Dean Investment in 1993. Before that, he had been the Senior Security Analyst and Equity Portfolio Manager for Carillon Advisers, Inc. from 1985 to 1993. Carillon Advisers, Inc. is an investment subsidiary of the Union Central Life Insurance Company.

                      Income Plus and Tax-Exempt Portfolios

AIMI, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, serves as the investment sub-adviser to each of these Portfolios pursuant to an Investment Counsel Agreement relating to each Portfolio. Each Investment Counsel Agreement was entered into between ISI and AEGON USA Securities, Inc. ("AEGON Securities"), formerly known as MidAmerica Management Corporation, which assigned each Agreement to AIMI on September 30, 1992. AEGON Securities previously served as the investment adviser to each series of AEGON USA Managed Portfolios, Inc. AIMI also serves as sub-adviser to certain portfolios of the WRL Series Fund, Inc. AIMI is a wholly-owned indirect subsidiary of AEGON USA and thus is an affiliate of ISI and IMI.

AIMI provides ISI with investment advice and recommendations for each Portfolio consistent with that Portfolio's investment objective, policies and restrictions, and supervises all security purchases and sales on behalf of the Portfolio, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In allocating such portfolio transactions, AIMI may consider research and other services furnished to it and may place portfolio transactions with broker-dealers that are affiliated with ISI or AIMI. In placing portfolio business with all broker/dealers, AIMI seeks the best execution of each transaction, and all brokerage placement must be consistent with the Rules of Fair Practice of the NASD.

While AIMI provides portfolio management services, ISI retains responsibility for the performance of such functions. For its services, AIMI receives 50% of the fees received by ISI under the Tax-Exempt and Income Plus Portfolios' Advisory Agreements, less 50% of any amount reimbursed to that Portfolio or waived by ISI pursuant to that Portfolio's expense limitation.



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Portfolio Managers:

Rachel A. Dennis has served as portfolio manager of the Tax-Exempt Portfolio since its inception. Ms. Dennis is a Vice President of AIMI. Ms. Dennis has been employed by AIMI and its affiliates in various positions since 1977.

David R. Halfpap has served as portfolio manager of the Income Plus Portfolio since its inception. Mr. Halfpap is also a Senior Vice President of AIMI and has been employed by AIMI and its affiliates in various positions since 1975.


                                  Administrator

IMI has entered into separate Administrative Services Agreements ("Administrative Agreements") pursuant to which ISI serves as administrator to the Growth, Global, Flexible Income, Balanced and Capital Appreciation Portfolios.

Under these Administrative Agreements, ISI provides all services required to carry on the general administrative and corporate affairs of these Portfolios. These services include furnishing all executive and managerial personnel, office space and equipment, arrangements for and supervision of all shareholder services, federal and state regulatory compliance, and responsibility for accounting and record keeping.

For its services under an Administrative Agreement, ISI receives 50% of the fees received by IMI under the corresponding Advisory Agreement. Under certain circumstances, the amounts payable to ISI under an Administrative Agreement will be reduced by any additional compensation payable by IMI to Janus Capital, as described in the SAI.

                             PREPARING FOR YEAR 2000

Like all financial service providers, IMI and ISI (each an "Adviser" and together, the "Advisers") as well as the sub-adviser(s) to each Portfolio (each a "Sub-Adviser" and collectively, the "Sub-Advisers") utilize systems that may be affected by Year 2000 transition issues. In addition to its respective Adviser and Sub-Adviser, each Portfolio relies on service providers, including the Fund's administrator and custodian, that also may be affected. Each Adviser and Sub-Adviser has advised the Fund that it has developed, and is in the process of implementing a Year 2000 transition plan. Management of the Fund is in the process of confirming that the service providers to the Fund are also engaged in similar transition plans. While each Adviser and Sub-Adviser have made representations to Management that each party is implementing a Year 2000 transition plan, the resources that are being devoted to this effort are substantial and it is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on their operations. However, as of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Each Adviser and Sub-Adviser has advised Management that they currently anticipate that their systems will be Year 2000 compliant prior to the end of 1999, but there can be no assurance that the Advisers or Sub-Advisers will be successful, or that interaction with other service providers will not impair the Advisers' or Sub-Advisers' services at that time.


                 DISTRIBUTOR AND DISTRIBUTION AND SERVICE PLANS

                             Underwriting Agreements

The Fund has entered into an Underwriting Agreement with ISI pursuant to which ISI serves as principal underwriter and performs services and bears expenses relating to the offering of Fund shares for sale to the public.

ISI is compensated by each Portfolio for services as distributor and principal underwriter for Class A, Class B and Class C shares of each Portfolio, and Class T shares of the Growth Portfolio.

                               Distribution Plans

ISI may use the fees payable under these plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the respective share classes or in personal service to and/or maintenance of shareholder accounts of the respective share classes. Expense categories may include, but are not limited to: compensation to employees of ISI; compensation to and expenses of ISI, dealers or other financial institutions who sell shares or service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and the costs of preparing, printing

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



and distributing sales literature and advertising materials. Payments made under the plans may exceed distribution expenses actually incurred.

Of the distribution and service fees received by ISI for Class A and Class B shares, ISI currently reallows an annual amount of 0.25% of the average daily net assets of that Portfolio's Class A or Class B shares to brokers or dealers that have sold such shares. Of the distribution and service fees received by ISI for Class C shares, ISI currently reallows the total fees to brokers or dealers that have sold such Class C shares. Class T shares of the Growth Portfolio are not subject to annual distribution and service fees. However, as compensation for the expenses borne by ISI and the distribution services provided, ISI receives the sales charges imposed on Class T shares and reallows a portion of such charges to brokers or dealers that have sold such Class T shares.

                         Class A Share Distribution Plan

As compensation for the expenses borne by ISI and the distribution services provided, ISI receives the sales charges imposed on Class A shares and reallows a portion of such charges to brokers or dealers that have sold Class A shares.

ISI may also receive annual distribution and service fees in accordance with the Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, adopted with respect to each class of shares of a Portfolio. Under its Plan of Distribution for Class A shares ("Class A Plan"), a Portfolio may pay ISI an annual distribution fee of up to 0.35%, and an annual service fee of up to 0.25%, of the average daily net assets of that Portfolio's Class A shares. However, to the extent that a Portfolio pays service fees, the amount the Portfolio may pay as a distribution fee is reduced accordingly, so that the total fees payable under the Class A Plan may not exceed 0.35%, on an annualized basis, of the average daily net assets of that Portfolio's Class A shares.

                         Class B Share Distribution Plan

Under its Plan of Distribution for Class B shares ("Class B Plan"), a Portfolio may pay ISI an annual distribution fee of up to 0.75%, and an annual service fee of up to 0.25%, of the average daily net assets of that Portfolio's Class B shares.

                         Class C Share Distribution Plan

Under its Plan of Distribution for Class C shares ("Class C Plan"), a Portfolio may pay ISI an annual distribution fee of up to 0.75%, and an annual service fee of up to 0.25%, of the average daily net assets of that Portfolio's Class C shares. However, the total fee payable pursuant to a Class C Plan may not, on an annualized basis, exceed 0.90% of the average daily net assets of each Portfolio, and the Tax-Exempt Portfolio currently intends to limit the total fees payable pursuant to its Class C Plan to 0.60% of the average daily net assets of that Portfolio's Class C shares.

                            MISCELLANEOUS INFORMATION

                         Organization of the Portfolios

Each Portfolio is a series of IDEX Series Fund ("the Fund"), a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986 and whose operations are governed by a Restatement of Declaration of Trust dated as of August 30, 1991 ("Declaration of Trust"). A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. On September 20, 1996, in a tax free reorganization, IDEX Growth Portfolio acquired all of the assets and assumed all of the liabilities of each of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Growth Portfolio, which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. At that time, the Fund changed its name from IDEX II Series Fund to IDEX Series Fund. Before its organization as a series company, the Fund was called IDEX II.


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



Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of Fund assets for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder. Liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that IDEX believes is remote.

                  Class A, Class B, Class C and Class T Shares

The Fund is managed by its Board of Trustees pursuant to the Declaration of Trust. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Fund. The shares of beneficial interest of each Portfolio are currently divided into three classes:
Class A, Class B, and Class C shares. In addition, the shares of beneficial interest of IDEX Growth Portfolio only include a fourth class of shares, designated Class T shares. Each class represents interests in the same assets of the Portfolio. The classes differ as follows:

     o Each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matters appropriately limited to that class.

     o Class A shares are subject to an initial sales charge, or front-end load. Class A shares which are not subject to an initial sales charge because of the size of the purchase are subject to a deferred sales charge if redeemed during the first year.

     o Class B shares are subject to a contingent deferred sales charge, or back-end load, at a declining rate.

     o Class C shares are subject to higher ongoing distribution and service fees than Class A shares, and lower ongoing distribution and service fees than Class B shares.

     o Class T shares of the Growth Portfolio are subject to an initial front-end load, but no annual distribution and service fees. Class T shares are not available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares.

Each class may bear differing amounts of certain class-specific expenses. Each class has a separate exchange privilege. Each share of a series is entitled to equal voting, dividend, liquidation, and redemption rights, except that due to the differing expenses borne by the three classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the same Portfolio, and with respect to the Growth Portfolio, lower than for Class T shares.

Class B shares convert automatically into Class A shares of the same Portfolio eight years after the end of the calendar month in which the shareholder's order to purchase the shares was accepted. The conversion is based on net asset value, without any sales charge, fee or other charge. The purpose of this conversion is to relieve the holders of the Class B shares from the higher distribution and service fees imposed on those shares, after ISI has been substantially compensated for distribution expenses by those fees.


The Fund does not expect that there will be any conflicts between the interests of holders of the different classes of shares of the same Portfolio because of the class structure. The Board of Trustees will consider, if necessary, whether any such conflict exists; if it does, the Board will take appropriate action to resolve it.

                           Personal Securities Trading

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("the Policy") that has been adopted by the Board of Trustees of the Fund. Access Persons must use the guidelines established by this Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their particular business needs. Each sub-adviser must report to the Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Policy, including any violations thereof which may potentially affect the Fund.


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



                              Shareholder Meetings

The Fund does not intend to hold annual meetings of shareholders, unless required to do so by the 1940 Act or by the Declaration of Trust. A meeting will be called for the election of trustees upon the written request of holders of 10% of the outstanding shares of the Fund. Shareholders have neither preemptive nor cumulative voting rights.

                               The Transfer Agent

Idex Investor Services, Inc., P.O. Box 9015, Clearwater, Florida 33758-9015, an affiliate of IMI and ISI, is the Fund's transfer agent, withholding agent and dividend paying agent.

                                  The Custodian

Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105-1307, is custodian of the Fund's assets and serves as custodian for qualified retirement plans and individual retirement plan accounts investing in the Fund. However, all correspondence about a shareholder's account should be sent to IDEX.

                              Shareholder Inquiries

Inquiries by shareholders about a Portfolio or requests for forms for opening or changing accounts or plans should be made by writing IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015 or calling IDEX Customer Service at (888) 233-4339 (toll free).

                      Shareholder Reports, Prospectuses and
                             Consolidated Statements

The Fund sends annual and semi-annual reports and updated prospectuses to shareholders. The annual reports contain audited financial statements. To reduce costs, the Fund will send only one copy of certain mailings to a shareholder who has more than one account (each with the same taxpayer ID number). Further, two or more shareholders may elect to receive a consolidated statement and only one copy of certain mailings for their accounts so long as they share the same surname and address. Select this option on the New Account Application or by written request to IDEX Customer Service.

Additional copies of shareholder reports and prospectuses may be obtained by calling IDEX Customer Service.

                             DISTRIBUTIONS AND TAXES

This section discusses how and when the Portfolios make distributions to you and some of your Federal tax responsibilities related to such distributions. The discussions are on taxes in general, and should not be construed as tax advice. Shareholders are urged to consult tax advisers.

                     Income and Capital Gains Distributions

The Portfolios may pay distributions from various sources. Ordinary income distributions are made from fund earnings from interest paid on taxable bonds, dividends paid on stocks, and other kinds of securities income. Capital gains distributions are made from gains net of losses realized when securities owned by a Portfolio for more than one year are sold at an amount greater than their cost basis. Short-term capital gain distributions (related to securities sold which have been owned one year or less) are ordinary income, not capital gain, to shareholders. The Tax-Exempt Portfolio pays exempt interest dividends that are generally exempt from Federal income tax.

Ordinarily, the Portfolios distribute income and capital gains annually, except that the Strategic Total Return, Tactical Asset Allocation and Balanced Portfolios distribute income quarterly, and the Flexible Income, Income Plus and Tax-Exempt Portfolios distribute income monthly. Dividend transactions are confirmed quarterly. Capital gain distributions realized during each fiscal year normally will be declared and paid in the following fiscal year. To avoid a 4% excise tax on undistributed amounts of ordinary income and capital gains, as described in the SAI, a Portfolio may, to the extent permitted by the SEC, pay additional distributions of capital gain in any year and make additional dividend distributions.


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



Dividends and other distributions paid by a Portfolio with respect to its Class A, Class B, Class C and Class T shares are calculated in the same manner and declared and paid at the same time. For a complete discussion of Class A, Class B, Class C and Class T share values and expenses, see Shareholder Information and Instructions.

If you buy shares in a non-retirement account on or shortly before the record date for a dividend or other taxable distribution, you will pay full price for the shares, then receive some portion of what you paid as a taxable distribution.

                       How You Receive Your Distributions

The Portfolios will automatically reinvest your dividend and capital gain distributions in additional portfolio shares of the same class you already own, unless you specify another payment method. See Shareholder Information and Instructions for complete information about how to receive your distributions.

Requested cash distributions will be paid by direct deposit (via Automated Clearing House electronic funds transfer ("ACH")), or by check, whichever you choose on your New Account Application. Dividend checks are usually mailed, along with a confirmation, on the payable date. Dividend checks will be made payable to the shareholder and mailed to the address of record. You may request a different payee or address on the New Account Application. To change dividend check payees for an existing account, mail a signature guaranteed written request to IDEX.

Any checks which cannot be delivered and are returned by the Post Office to IDEX will be reinvested in full or fractional shares in your account at the net asset value next computed after the check has been received by IDEX. To reduce costs to a Portfolio, checks outstanding and uncashed for over 180 days may have payments stopped and be reinvested back into the shareholder/payee's account at the discretion of IDEX. Cash distributions that total less than $5.00 will not be disbursed but will be reinvested into the account.

Shareholders may obtain further information or change their dividend or distribution options any time before the record date of any dividend or distribution by calling IDEX Customer Service at (888) 233-4339 (toll free) or writing to IDEX, P.O. Box 9015, Clearwater, FL 33758-9015.

                                 Tax Information

Each Portfolio is treated as a separate entity for federal tax purposes. Each Portfolio is a regulated investment company, as defined by Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended.

For each fiscal period, if a Portfolio meets certain requirements of the Code, the Portfolio does not pay taxes on net income and gains realized from investment operations to the extent earnings and profits are distributed to shareholders. Shareholders are responsible for any taxes attributable to distributions. (See The Tax-Exempt Portfolio -- Special Considerations, below, for discussion of tax-exempt distributions; see the SAI for a complete discussion of the tax treatment of a mutual fund as a regulated investment company.)

If a Portfolio declares a dividend or other distribution in October, November or December payable to shareholders of record on a specified date in such a month, and if the Portfolio pays the distribution to the shareholders during January of the following year, then each shareholder will be treated as receiving the distribution on December 31 of the first year, and the Portfolio will be treated as having paid the distribution on that date.

           "Taxable Events" -- When and How You Owe Federal Income Tax
                      Related to Your Portfolio Investment

Selling or Exchanging Shares. When you sell shares, whether you take cash or exchange the shares for shares in another Portfolio, it is a "taxable event." For non-retirement plan accounts, you will owe tax if you realize a taxable gain on the sale or exchange. On the other hand, if you realize a loss based on your cost or basis in the shares, you may be able to offset that capital loss against any capital gain income you have. If there were any capital gains distributions on the shares, the loss that is allowed will be treated as a long-term capital loss, to the extent of the capital gains distributions.

If you sell shares in a Portfolio, then buy shares again under the reinvestment privilege described in Shareholder Information and Instructions, the cost of shares sold may need to be reduced related to any front-end sales charges you may have initially paid. See the SAI and consult your tax adviser about these rules, as well as wash sale provisions of the Internal Revenue Code.

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



For tax purposes, the cost per share of a Class A or Class T share is generally the per-share price you paid for your shares (which may include sales charges); the cost of a Class B or Class C share is the per-share NAV on the date of purchase. As a general rule, your gain or loss on a sale or exchange will be a long-term capital gain or loss if the shares have been held for more than one year and a short-term capital gain or loss if held for one year or less. Under the Taxpayer Relief Act of 1997, capital gains Federal tax rate of 28% has been reduced to 20% for individuals in certain circumstances. The 20% rate (10% for those in the 15% income tax bracket) applies for sales of assets (such as redemptions of mutual fund shares) from May 7, 1997 through July 28, 1997 for assets held more than 12 months, and for sales on July 29, 1997 and later, for assets held more than 18 months. Further, for sales of assets after December 31, 2005, for assets held more than 5 years, the tax rate drops to 18% (8% for those in the 15% tax bracket). However, as with all issues relating to your personal income taxes, we strongly encourage you to consult your tax adviser for advice on how the Taxpayer Relief Act of 1997 will affect you.

For most accounts (other than retirement plan accounts which will receive Form 1099-R), IDEX will provide you with the "cost basis" for the shares you sold in the tax package mailed in January. This cost basis figure is important. It is figured on the single category average cost method, and it may assist you in reporting the gain or loss on your shares sold.

You are not required to use this method; in fact, if you have previously sold shares in a Portfolio and did not use this method to report gain or loss, it is not available to you to use for sales of shares in that Portfolio. To determine which cost basis method is most suitable for you, please consult your tax adviser.

Note: Please keep all regular account statements to use in conjunction with average cost information you may receive in order to determine gain or loss on the sale of Portfolio shares. Additionally, your tax adviser should determine the accuracy and utility of this information according to your situation.

Income Tax Owed on Income Distributions. Ordinary income distributions from all Portfolios, whether received in cash or reinvested, are subject to ordinary income tax rates. See the Tax-Exempt Portfolio - Special Considerations, below.

Income Tax Owed on Capital Gain Distributions. As explained above, the Portfolios generally distribute net realized capital gains, to the extent available, to shareholders once a year. These capital gains distributions, whether paid in cash or reinvested, should be subject to the same tax rates as if you sell shares and realize a gain (see above). The United States Treasury Department has been given authority to write regulations regarding the effect of the Taxpayer Relief Act of 1997 on capital gain distributions.

                           The Tax-Exempt Portfolio --
                             Special Considerations

The Tax-Exempt Portfolio intends to continue to qualify to pay "exempt-interest" dividends. These are distributions from the Portfolio's investment income attributable to interest on municipal obligations. Exempt-interest dividends are generally excluded from the calculation of the gross income of recipients for federal income tax purposes.

The Tax-Exempt Portfolio's principal business is tax-exempt investing. However, some of its investments or activities may result in taxable income to its shareholders, or other tax consequences. Possible tax effects include:

Alternative Minimum Tax. Some securities held by the Tax-Exempt Portfolio may pay interest which is a tax preference item for purposes of computing the federal alternative minimum tax for both individuals and corporations.

Taxable Income Dividends. Some securities held by the Tax-Exempt Portfolio may pay interest that is taxable as ordinary income.

Capital Gains. Any "long-term" capital gains distributions from the Tax-Exempt Portfolio are taxable as capital gains. "Short-term" capital gain distributions are taxable as ordinary income.

Social Security and Railroad Retirement Benefits. Exempt-interest dividends from the Tax-Exempt Portfolio are included in the calculation of total income for recipients of Social Security or railroad retirement benefits. As a result, although the exempt-interest dividends from the Portfolio are still tax-exempt, they may be figured into the calculation of how much of a recipient's Social Security or railroad retirement income is taxed.

Capital Loss Allowance. If shares of a Portfolio that earned exempt-interest dividends are redeemed at a loss after being held for six months or less, part of the loss will be disallowed for income tax purposes, to the extent of exempt-interest dividends that were earned on the shares. It is anticipated that this situation could only occur for shareholders in the Tax-Exempt Portfolio.

                            Some State Tax Exemptions

In some states, shareholders are not subject to state taxation on distributions made by a registered investment company that were derived from interest on or portions of their account value attributed to direct or indirect obligations of the U.S. government. This exemption may not apply to dividends derived from interest on obligations issued by agencies or instrumentalities of the U.S. government, or interest earned on repurchase obligations secured by such obligations or direct obligations of the U.S. government, depending on the particular state. Some states may also impose an intangible tax on the value of shares you own. Consult your tax adviser.

                                 Tax Statements

Tax forms related to dividends, distributions and redemptions of shares paid by a Portfolio are mailed annually in January for the preceding year. For most types of accounts, IDEX will report the proceeds of redemptions to shareholders and the Internal Revenue Service ("IRS") annually. Average cost basis information on non-retirement plan account redemptions is not currently reported to the IRS.

                                 Tax Withholding

Each Portfolio, except the Tax-Exempt Portfolio, is required to withhold 31% of all dividends, and each Portfolio, including the Tax-Exempt Portfolio, is required to withhold 31% of capital gains distributions and redemption proceeds, paid on behalf of any individuals and certain other noncorporate shareholders who do not furnish the Portfolio with a correct taxpayer identification number. Withholding from income distributions and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding according to the IRS.

Note: The foregoing is only a general summary of some of the important federal tax considerations under current law generally affecting each Portfolio and its shareholders; see the SAI for further discussion. Because there may be other federal, state or local tax considerations applicable to a particular shareholder, shareholders are urged to consult their own tax advisers.

                                   APPENDIX A

BRIEF EXPLANATION OF RATING CATEGORIES


                   BOND RATING     EXPLANATION


STANDARD & POOR'S  AAA             Highest rating; extremely strong capacity to
CORPORATION                        pay principal and interest.

                   AA High quality; very strong capacity to pay principal and interest.

                   A Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                   BBB Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

                   BB,B            Predominantly speculative with respect to the
                   CCC, CC, C      issuer's capacity to meet required interest
                                   and principal payments. BB - lowest degree of speculation; C - highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

                   D               In default.

MOODY'S INVESTORS  Aaa             Highest quality,  smallest degree of
SERVICE, INC.                      investment risk.

                   Aa
                                   High quality; together with Aaa bonds,
                                   they compose the high-grade bond group.

                   A               Upper-medium grade obligations;   many
                                   favorable investment attributes.

                   Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

                   Ba              More uncertain, with speculative elements.
                                   Protection of interest and principal payments not well safeguarded during good and bad times.

                   B               Lack characteristics of desirable investment;
                                   potentiallylow assurance of timely interest and principal payments or maintenance of other contract terms over time.

                   Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                   Ca Speculative in a high degree; could be in defalut or have other marked shortcomings.

                   C Lowest-rated; extremely poor aspects of ever attaining investment standing.

                     SECURITIES HOLDINGS BY RATING CATEGORY

During the period ended October 31, 1997, the percentage of security holdings by rating category based upon a weighted average was:


BONDS - S&P RATING       FLEXIBLE INCOME PORTFOLIO    INCOME PLUS PORTFOLIO
----------------------------------------------------------------------------
AAA                               5.8%                          --
AA                                3.0%                          --
A                                14.0%                         10.1%
BBB                              13.2%                         47.1%
BB                               15.6%                         10.0%
B                                23.0%                         19.1%
CCC                               3.2%                          --
CC                                 --                           --
C/NR                              3.3%                         0.5%
Preferred Stock/NR               13.6%                         6.6%
Cash, Equivalents and             5.3%                         6.6%
 Assets Less Liabilities
Total                             100%                         100%
----------------------------------------------------------------------------

No other Portfolio held 5% or more of its assets in bonds rated below investment grade, including unrated bonds deemed to be the equivalent of non-investment grade securities, for the period ended October 31, 1997. Unrated securities and securities that have received different ratings from more than one agency will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities.

                                   APPENDIX B

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of the types of securities in which the Portfolios may invest. The Portfolios may invest in these securities to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in ANY type of security unless precluded by the policies discussed elsewhere in this Prospectus or in the SAI.

I. EQUITY AND DEBT SECURITIES

BONDS ARE DEBT SECURITIES issued by a company, municipality or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. The Portfolios may determine that such securities are liquid under guidelines established by the Trustees.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a fixed rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a fixed rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK BONDS are securities that are rated below investment grade by the primary rating agencies (BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in an organized pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

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MUNICIPAL  SECURITIES  are bonds or notes  issued by a U.S.  state or  political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are foreign investment funds or trusts. In addition to bearing their proportionate share of a Portfolio's expenses, shareholders may indirectly bear similar expenses of PFICs and similar trusts.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by a bank or dealer to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique may be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

STANDBY COMMITMENTS are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

TENDER OPTION BONDS are generally long-term securities that have been coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the liquidity of municipal securities.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery due at some time in the future (i.e., beyond normal settlement). The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a significant discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Strips are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.


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INDEXED/STRUCTURED  SECURITIES are typically  short- to  intermediate-term  debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies. A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of nondollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INTEREST RATE CAPS entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap.

INTEREST RATE FLOORS entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.







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